Exhibit 10.3

EXECUTION VERSION

ASSIGNMENT AND ASSUMPTION AGREEMENT AND THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED SECURED CREDIT AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT AND THIRD AMENDMENT TO SECOND AMENDED AND RESTATED SECURED CREDIT AGREEMENT (this “Agreement”), dated as of October 19, 2009, is made by and among GENERAL MOTORS LLC, a Delaware limited liability company (successor-by-conversion to, and formerly known as, General Motors Company, a Delaware corporation), as the assignor (the “Assignor”), GENERAL MOTORS HOLDINGS LLC, a Delaware limited liability company, as the assignee (collectively with any Replacement Borrower, the “Assignee”), the Guarantors signatory hereto (the “Guarantors”), GENERAL MOTORS COMPANY, a Delaware corporation (formerly known as General Motors Holding Company (collectively with any Replacement Holdco, “Holdco”)), and THE UNITED STATES DEPARTMENT OF THE TREASURY (the “Lender”).

W I T N E S S E T H:

WHEREAS, on August 12, 2009, the Assignor, as borrower, entered into that certain $7,072,488,605 Second Amended and Restated Secured Credit Agreement (as amended by (i) the First Amendment to Second Amended and Restated Secured Credit Agreement dated as of September 2, 2009, but effective as of September 1, 2009, and (ii) the Second Amendment to Second Amended and Restated Secured Credit Agreement dated as of October 6, 2009, and as further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement), with the Guarantors, and the Lender as lender;

WHEREAS, on October 15, 2009, pursuant to the Agreement and Plan of Merger dated as of October 15, 2009 (the “Merger Agreement”) among the Assignor (then a Delaware corporation known as General Motors Company), GM Merger Subsidiary Inc., a Delaware corporation (“Merger Subsidiary”), and Holdco, Merger Subsidiary merged with and into the Assignor pursuant to Section 251 of the General Corporation Law of Delaware (such event, the “Merger”), with Merger Subsidiary ceasing to exist as a separate corporate entity and the Assignor continuing as the surviving corporation;

WHEREAS, as a result of the Merger, the Assignor became a direct Wholly Owned Subsidiary of the Assignee, which is a direct Wholly Owned Subsidiary of Holdco;

WHEREAS, on October 16, 2009, pursuant to a Certificate of Conversion filed with the Secretary of State of the State of Delaware, the Assignor converted from a Delaware corporation to a Delaware limited liability company pursuant to Section 18-214 of the Delaware Limited Liability Company Act, and in connection with such conversion the Assignor changed its name to “General Motors LLC”;

WHEREAS, the Assignee and Holdco have directly or indirectly benefited from the Assignor, as a direct Wholly Owned Subsidiary of the Assignee and an indirect Wholly Owned Subsidiary of Holdco, obtaining the Loans under the Credit Agreement;

WHEREAS, on the date hereof, the Assignor hereby transfers, assigns, conveys and delivers to the Assignee in accordance with the terms and conditions of this Agreement all of the rights and obligations of the Assignor under the Credit Agreement and the other Loan Documents, including the Loans and all other Obligations thereunder, and the Assignee hereby assumes in accordance with the terms and conditions of this Agreement all of the rights and obligations of the Assignor under the Credit Agreement and the other Loan Documents, including the Loans and all other Obligations thereunder, and commencing on the Assumption Effective Date will pay or otherwise perform as and when due, or otherwise discharge, all of the Loans and all the other Obligations (such events, the “Assignment and Assumption”); and

WHEREAS, the Merger and the other transactions contemplated by the Merger Agreement, the Assignment and Assumption and related transactions occurring on or prior to the date hereof that collectively constitute the Restructuring are being effected in compliance with the terms and provisions of the Credit Agreement, including, without limitation, Section 6.1 thereof;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained in this Agreement, and for other good and valuable consideration, the value, receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

ARTICLE I

ASSIGNMENT AND ASSUMPTION

Section 1.1 Assignment. The Assignor hereby irrevocably assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably assumes from the Assignor without recourse to the Assignor, as of the Assumption Effective Date (as defined in Article V below), all of the rights and obligations of the Assignor under the Credit Agreement and the other Loan Documents, including the Loans and all other Obligations thereunder.

Section 1.2 Payments. From and after the Assumption Effective Date, the Assignee shall make all payments in respect of the Obligations (including payments of principal, interest, fees and other amounts) to the Lender for amounts that have accrued pursuant to the terms and conditions of the Credit Agreement and the other Loan Documents, including any unpaid amounts that accrued prior to the Effective Date.

Section 1.3 Release. From and after the Assumption Effective Date, Assignor shall be released from its Obligations as the Borrower under the Credit Agreement and the other Loan Documents, to repay the principal of, or to pay interest, fees and other amounts with respect to the Obligations under the Credit Agreement and the other Loan Documents. For the avoidance of doubt, nothing herein shall release, or shall be construed to release, the Assignor from its obligations under the Second Amended and Restated Guaranty and Collateral Agreement, dated as of the date hereof, made by the Assignee, the Assignor and certain of the Assignee’s other Subsidiaries in favor of the Lender (the “Security Agreement”), and such obligations shall continue in full force and effect in accordance with the terms thereof.

Section 1.4 Intentionally Omitted.

Section 1.5 Guarantors. Each Guarantor ratifies and confirms its respective obligations under the Security Agreement and the other Collateral Documents to which such Guarantor is party (including, as applicable, the Deposit Agreement dated as of July 9, 2009 among Assignor, the Lender and Citibank, N.A.) with respect to the Obligations in favor of the Lender.

ARTICLE II

AMENDMENT TO CREDIT AGREEMENT

Section 2.1 Amendments to Section 1.1 of the Credit Agreement (Definitions). Section 1.1 of the Credit Agreement is hereby amended by:

(i) deleting therefrom the definition of “Additional Secured Indebtedness” in its entirety and replacing it with the following:

““Additional Secured Indebtedness”: as of any date of determination, principal amount of secured (including on a first-priority basis) Indebtedness (other than Indebtedness described in clauses (a) through (r) (inclusive) and (u) of the definition of “Permitted Indebtedness”) of the Covered Group Members and Holdco in an aggregate amount in excess of $6,000,000,000 (including, without limitation, Structured Financing), provided that, (i) on the date such Indebtedness is incurred, the Consolidated Leverage Ratio shall be less than 3.00 to 1.00 after giving pro forma effect to the incurrence of such Indebtedness, (ii) a portion of the Net Cash Proceeds of such Indebtedness (other than revolving credit loans) are used to prepay the Loans in accordance with Section 2.5(a), (iii) the aggregate amount of commitments under revolving credit facilities, if any, together with any revolving credit facilities constituting Excluded Secured Indebtedness, shall not exceed $4,000,000,000, (iv) with respect to any revolving credit facility, the amount of Indebtedness thereunder for the purpose of determining compliance with clauses (i) and (iii) of this definition shall equal the commitment thereunder and (v) if any Loan Party is an obligor or guarantor under such Indebtedness, the lenders party thereto (or an agent on behalf of such lenders) shall have executed and delivered an intercreditor agreement in form and substance reasonably satisfactory to the Lender, which may be an amendment, restatement, modification or supplement to the Intercreditor Agreement.

(ii) deleting therefrom the definition of “Asset Sale” in its entirety and replacing it with the following:

““Asset Sale”: any Disposition of property or series of related Dispositions of property occurring contemporaneously (other than any Excluded Disposition) that yields gross proceeds to any Covered Group Member (valued at the initial principal amount thereof in the case of non cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non cash proceeds) in excess of (i) $25,000,000 if received by a Covered Group Member that is a Foreign Subsidiary, or (ii) $15,000,000 if received by a Covered Group Member that is not a Foreign Subsidiary. The term “Asset Sale” shall include any issuance of Capital Stock of any Covered Group Member other than the Borrower, but shall not include any Excluded Dispositions and any event that constitutes a Recovery Event.

(iii) deleting therefrom the definition of “Change of Control” in its entirety and replacing it with the following:

““Change of Control”: (a) the acquisition, after the Original Effective Date, by any Person, or two or more Persons acting in concert other than the Permitted Holders, the Lender, the Canadian Lender, the VEBA or any of their Affiliates, of the direct or indirect beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of outstanding shares of voting stock of Holdco, if after giving effect to such acquisition such Person or Persons shall, directly or indirectly, own 20% or more of such outstanding voting stock of Holdco, or (b) the Borrower ceasing to be a Wholly Owned Subsidiary of Holdco.”

(iv) deleting from the definition of “Collateral Documents” therein the words “the Equity Pledge Agreement,”;

(v) inserting at the end of the definition of “Consolidated Leverage Ratio” the following sentence: “Solely for the purposes of the definitions of “Additional Secured Indebtedness”, “Excluded Secured Indebtedness”, “Permitted Unsecured Indebtedness” and Section 6.5, the Consolidated Leverage Ratio shall be calculated with reference to Holdco together with the Borrower and its Subsidiaries.”

(vi) deleting therefrom the definition of “Excluded Secured Indebtedness” in its entirety and replacing it with the following:

““Excluded Secured Indebtedness”: secured (including on a first-priority basis) Indebtedness (other than Indebtedness described in clauses (a) through (r) (inclusive) and (u) of the definition of “Permitted Indebtedness”) of the Covered Group Members and Holdco in an aggregate amount not exceeding $6,000,000,000 comprised of term loan and/or revolving credit loan facilities (including without limitation Structured Financing), provided that, (i) the aggregate amount of commitments under the revolving credit facilities, if any, together with any revolving credit facilities constituting Additional Secured Indebtedness, shall not exceed $4,000,000,000, (ii) with respect to any revolving credit facility, the amount of Indebtedness thereunder for the purpose of determining compliance with clause (i) of this definition shall equal the commitment thereunder and (iii) if any Loan Party is an obligor or guarantor under such Indebtedness, the lenders party thereto (or an agent on behalf of such lenders) shall have executed and delivered an intercreditor agreement in form and substance reasonably satisfactory to the Lender, which may be an amendment, restatement, modification or supplement to the Intercreditor Agreement.

(vii) deleting therefrom the definition of “Guaranty” in its entirety and replacing the same with the following:

““Guaranty”: the Second Amended and Restated Guaranty and Collateral Agreement dated as of October 19, 2009, made by the Borrower and the Guarantors in favor of the Lender.”.

(viii) deleting therefrom the definition of “Permitted Unsecured Indebtedness” in its entirety and replacing the same with the following:

““Permitted Unsecured Indebtedness”: unsecured Indebtedness of the Covered Group Members and Holdco other than unsecured Indebtedness described in clauses (a) through (r) inclusive and (u) of the definition of “Permitted Indebtedness”, provided that, (i) in the event that such unsecured Indebtedness, when aggregated with all other Permitted Unsecured Indebtedness of the Covered Group Members and Holdco then outstanding or to be issued or incurred simultaneously with such unsecured Indebtedness, exceeds $1,000,000,000, then on the date such Indebtedness is incurred, the Consolidated Leverage Ratio shall be less than 3.00 to 1.00 after giving pro forma effect to the incurrence of such Indebtedness, (ii) with respect to any revolving credit facility, the amount of Indebtedness for the purpose of determining compliance with clause (i) of this definition shall equal the related commitment thereunder and (iii) a portion of the Net Cash Proceeds of such Indebtedness (other than revolving credit loans) are used to prepay the Loans in accordance with Section 2.5(a).”

(ix) inserting therein in appropriate alphabetical order the following new definitions:

““GMLLC”: General Motors LLC, a Delaware limited liability company (successor-by-conversion to, and formerly known as, General Motors Company, a Delaware corporation).”;

““Holdco”: General Motors Company, a Delaware corporation (formerly known as General Motors Holding Company) or any Replacement Holdco.”; and

““Replacement Holdco”: as defined in Section 6.1.”.

Section 2.2 Amendment to Section 3.15 of the Credit Agreement (Subsidiaries). Section 3.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“3.15 Borrower and Subsidiaries. All of the Subsidiaries of the Borrower as of the Effective Date are listed on Schedule 3.15, which schedule sets forth the name and jurisdiction of formation of the Borrower and each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock of such Subsidiary owned by the Borrower or any of its other Subsidiaries as of the Effective Date.”.

Section 2.3 Amendments to Sections 5.1(f) and 5.1(g) of the Credit Agreement (Financial Statements). Sections 5.1(f) and 5.1 (g) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

“(f) (i) as soon as available, but in any event within 90 days after the end of each fiscal year of Holdco, a copy of the audited Consolidated balance sheet of Holdco and its Consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing;

(ii) as soon as available, but in any event not later than 45 days after the end of the third fiscal quarter of the Borrower’s fiscal year 2009, the unaudited Consolidated balance sheet of GMLLC and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited Consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer or GMLLC as being fairly stated in all material respects (subject to the absence of footnotes and to normal year-end audit adjustments); and

(iii) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of Holdco, commencing with the first quarterly period of Holdco’s 2010 fiscal year, the unaudited Consolidated balance sheet of Holdco and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited Consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer of Holdco as being fairly stated in all material respects (subject to the absence of footnotes and to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein); provided, that with respect to the GMLLC’s quarterly financial statements to be provided for the third fiscal quarter of 2009, such financial statements shall be provided on a modified basis within the time frame set forth in clause (ii) above, with GAAP-compliant versions of such financial statements to be provided at the same time as the audited financial statements for fiscal year 2009 described in clause (i) above; and

(g) to the extent that Holdco prepares quarterly or annual reports as to the Consolidated balance sheet of Holdco and its Consolidated Subsidiaries as at the end of the related quarter or fiscal year (as the case may be) and the related Consolidated statements of income and of cash flows for such quarter or fiscal year (as applicable) that set forth in comparison form the figures as of the end of and for the corresponding period in the previous fiscal year (such figures for the year ending December 31, 2009 adjusted to reflect the Related Transactions), the Borrower shall promptly furnish copies of such reports to the Lender.”.

Section 2.4 Amendment to Section 5.20 of the Credit Agreement (Internal Controls; Recordkeeping; Additional Reporting. Section 5.20(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b) The Borrower shall use its reasonable best efforts to account for the use and expected use of the Reserve Funds. On the 15th day after the last day of each calendar quarter (or, if such day is not a Business Day, on the first Business Day after such day) commencing with the calendar quarter ending September 30, 2009, the Borrower shall deliver to the Lender (at its address set forth in Section 8.2) a report setting forth in reasonable detail the actual use during such immediately preceding calendar quarter of Reserve Funds disbursed to the Borrower (to the extent not previously reported on to the Lender pursuant to Section 4.2) and the committed or allocated use of the balance of Reserve Funds disbursed to the Borrower. Such report shall be accompanied by a certification duly executed by an SEO of the Borrower that such quarterly report is accurate in all material respects to the best of such SEO’s knowledge, which certification shall be made subject to the requirements and penalties set forth in Title 18, United States Code, section 1001.

Section 2.5 Amendment to Section 5.23 of the Credit Agreement (Additional Guarantors). Section 5.23 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“5.23 Additional Guarantors. Except as otherwise agreed to by the Lender, the Borrower shall cause each U.S. Subsidiary of a Covered Group Member who becomes a Subsidiary after the Effective Date (other than Excluded Subsidiaries (except for such Subsidiaries that were guarantors under the DIP Credit Agreement or the Existing UST Term Loan Agreements)) to become a Guarantor (each, an “Additional Guarantor”) in accordance with Section 9.12 of the Guaranty.”.

Section 2.6 Amendment to Section 6.1 of the Credit Agreement (Prohibition on Fundamental Changes; Disposition of Collateral). Section 6.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“6.1 Prohibition on Fundamental Changes; Disposition of Collateral. Neither Holdco nor any Covered Group Member shall, at any time, directly or indirectly, enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution), or Dispose of all or substantially all of its Property without the Lender’s prior consent, provided that, Holdco and any Covered Group Member may merge with, consolidate with, amalgamate with, or Dispose of all or substantially all of its Property to (and thereafter wind up or dissolve itself), any Person, subject to the following conditions: (i) in the case of any Covered Group Member, such action does not result in the material diminishment of the Collateral, taken as a whole, except in the case of Asset Sales subject to clause (ii) below, (ii) in the case of any such Disposition by a Covered Group Member, the Net Cash Proceeds thereof are applied in accordance with Section 2.5, and (iii) (A) in the case of a merger, consolidation or amalgamation with or into Holdco or the Borrower, Holdco or the Borrower (as the case may be) shall be the continuing or surviving entity or, in the event that Holdco or the Borrower (as the case may be) is not the continuing or surviving entity, or in the case of a Disposition of all or substantially all of Holdco’s or the Borrower’s Property to any other Person, (1) the continuing, surviving or acquiring entity (any of the foregoing, in the case of the Borrower, the “Replacement Borrower” and in the case of Holdco, “Replacement Holdco”) expressly assumes the obligations of Holdco or the Borrower (as applicable) under the Loan Documents and the VEBA Note Facility, (2) the Replacement Borrower or Replacement Holdco (as the case may be) is organized under the laws of a State in the United States, (3) the Replacement Borrower or Replacement Holdco (as the case may be) shall have delivered to the

Lender such assumption and joinder agreements and related documents and instruments, due diligence information, lien searches, consents, certificates, organizational documents and resolutions, legal opinions and waivers as the Lender may reasonably request, each in form and substance satisfactory to the Lender in its sole discretion, and (B) in the case of a merger, consolidation or amalgamation with or into any Guarantor, such Guarantor shall be the continuing or surviving entity or, in the event that such Guarantor is not the continuing or surviving entity, (1) the continuing or surviving entity (a “Replacement Guarantor”) expressly assumes the obligations of such Guarantor under the Loan Documents and the VEBA Note Facility or promptly after the consummation of such transaction, the Replacement Guarantor shall become a Guarantor, (2) the Replacement Guarantor is organized under the laws of a State in the United States, and (3) the Replacement Guarantor shall have delivered to the Lender such assumption and joinder agreements and related documents and instruments, due diligence information, lien searches, consents, certificates, organizational documents and resolutions, legal opinions and waivers as the Lender may reasonably request, each in form and substance satisfactory to the Lender in its sole discretion.”

Section 2.7 Amendment to Section 6.5 of the Credit Agreement (Restricted Payments). Section 6.5 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“6.5 Restricted Payments. Neither Holdco nor any Covered Group Member shall, (i) declare or pay any dividend (other than dividends payable solely in common Capital Stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any Capital Stock of Holdco or any Covered Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdco or any Covered Group Member or (ii) optionally prepay, repurchase, redeem or otherwise optionally satisfy or defease with cash or Cash Equivalents any Indebtedness (other than any Permitted Indebtedness in accordance with this Agreement) (any such payment referred to in clauses (i) and (ii), a “Restricted Payment”), other than the following payments or other actions (each of which shall be in addition to and not exclusive of any other such action):

(a) redemptions, acquisitions or the retirement for value or repurchases (or loans, distributions or advances to effect the same) of shares of Capital Stock from current or former officers, directors, consultants and employees, including upon the exercise of stock options or warrants for such Capital Stock, or any executive or employee savings or compensation plans, or, in each case to the extent applicable, their respective estates, spouses, former spouses or family members or other permitted transferees;

(b) Restricted Payments by any Subsidiary (including an Excluded Subsidiary) to its direct parents or to the Borrower or any Guarantor that is a Wholly Owned Subsidiary;

(c) Restricted Payments by any JV Subsidiary required or permitted to be made pursuant to the terms of the joint venture arrangements to holders of its Capital Stock, provided that, the Borrower and its Subsidiaries have received their pro rata portion of such Restricted Payments;

(d) Permitted Tax Distributions;

(e) Restricted Payments by the Borrower to Holdco, the proceeds of which are to be used by Holdco to pay (i) its operating expenses and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses) incurred in the ordinary course of business of Holdco, (ii) any payments in respect of the preferred Capital Stock of Holdco; (iii) reasonable and customary indemnification claims made by directors or officers of Holdco attributable to the ownership or operation of the Borrower and its Subsidiaries and (iv) any amount due and payable by the Borrower or any of its Subsidiaries that is permitted to be paid by the Borrower and its Subsidiaries under this Agreement;

(f) Restricted Payments by the Borrower to Holdco and Restricted Payments by Holdco so long as (i) no Default or Event of Default shall have occurred and be continuing at the time of such payment and (ii) immediately prior to and after giving effect to such Restricted Payment, the Consolidated Leverage Ratio shall be less than 3.00 to 1.00; and

(g) Holdco may make Restricted Payments in respect of preferred Capital Stock of Holdco to the holders thereof.”.

Section 2.8 Amendment to Section 6.8 of the Credit Agreement (Negative Pledge). Section 6.8 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“6.8 Negative Pledge. No Covered Group Member shall enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any North American Group Member to create, incur, assume or permit to exist any Lien upon any of the Collateral or the Capital Stock of GMLLC, whether now owned or hereafter acquired, to secure the Obligations other than such prohibitions or limitations pursuant to (i) this Agreement, (ii) the other Loan Documents (iii) agreements governing Permitted Liens (other than Additional Secured Indebtedness and Excluded Secured Indebtedness) and (iv) the Existing Agreements.”

Section 2.9 Amendment to Schedule 1.1B to the Credit Agreement (Guarantors). Schedule 1.1B to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1B attached as Exhibit A hereto.

Section 2.10 Amendment to Schedule 1.1C to the Credit Agreement (Mortgaged Properties). Schedule 1.1C to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1C attached as Exhibit B hereto.

Section 2.11 Amendment to Schedule 1.1D to the Credit Agreement (Pledgors). Schedule 1.1D to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1D attached as Exhibit C hereto.

Section 2.12 Amendment to Schedule 3.10 to the Credit Agreement (Chief Executive Office and Chief Operating Office). Schedule 3.10 to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 3.10 attached as Exhibit D hereto.

Section 2.13 Amendment to Schedule 3.11 to the Credit Agreement (Location of Books and Records). Schedule 3.11 to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 3.11 attached as Exhibit E hereto.

Section 2.14 Amendment to Schedule 3.15 to the Credit Agreement (Subsidiaries). Schedule 3.15 to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 3.15 attached as Exhibit F hereto.

Section 2.15 Amendment to Schedule 3.16 to the Credit Agreement (Ownership of Covered Group Members). Schedule 3.16 to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 3.16 attached as Exhibit G hereto.

Section 2.16 Amendment to Schedule 3.21 to the Credit Agreement (Jurisdictions and Recording Offices). Schedule 3.21 to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 3.21 attached as Exhibit H hereto.

Section 2.17 Amendment to Schedule 3.28 to the Credit Agreement (Excluded Collateral). Schedule 3.28 to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 3.28 attached as Exhibit I hereto.

ARTICLE III

AGREEMENTS BY HOLDCO

Section 3.1 Holdco Agreements. Holdco hereby acknowledges that it has received and reviewed an executed copy of the Credit Agreement and hereby agrees to make (and hereby makes as of the date hereof) the representations and warranties, and to be bound by the covenants, agreements, consents, submissions, appointments and acknowledgments under the Credit Agreement applicable to a Loan Party thereunder, in each case as provided in this Article III. (And for the avoidance of doubt, the Assignee and each Guarantor hereby agree to the terms and provisions set forth in clause (iv) below.)

(i) Section 3 (Representations and Warranties). Holdco hereby represents to the Lender, with respect to itself, as of the Assumption Effective Date and the date of each withdrawal from the Escrow Account, each of the representations provided in the below listed subsections of Section 3 (Representations and Warranties) of the Credit Agreement, and that such representations shall be subject to subsection 3.23 (Survival of Representations and Warranties) of the Credit Agreement:

(A) 3.4 (No Breach);

(B) 3.5 (Action, Binding Obligations);

(C) 3.6 (Approvals);

(D) 3.8 (Investment Company Act); and

(E) 3.12 (True and Complete Disclosure), solely with respect to information furnished by or on behalf of Holdco and facts known to any Responsible Officer of Holdco;

(ii) Section 5 (Affirmative Covenants). Holdco hereby agrees to be bound by the terms of the following subsections of the Credit Agreement to the same extent as such terms apply to the Borrower or any other Loan Party thereunder:

(A) 5.1(f) and 5.1(g) (Financial Statements);

(B) 5.2 (Notices; Reporting Requirements):

(1) 5.2(a) (Defaults), solely with respect to the occurrence of any Default or Event of Default or material event of default described therein with respect to Holdco;

(2) 5.2(h) (Compliance Certificate); and

(3) 5.4 (Payments) (solely to the extent applicable to Holdco and not to any Covered Group Member);

(iii) Section 6 (Negative Covenants). Holdco hereby agrees to be bound by the terms of the following subsections of the Credit Agreement to the same extent as such terms apply to a Loan Party thereunder:

(1) 6.1 (Prohibition on Fundamental Changes; Disposition of Collateral);

(2) 6.4 (Limitation on Liens);

(3) 6.5 (Restricted Payments);

(4) 6.9 (Indebtedness); and

(5) 6.16 (Clauses Restricting Subsidiary Distributions);

(iv) Section 7 (Events of Default). It is hereby agreed by Holdco, the Assignee and the Guarantors that each of the events specified in clauses (d) (solely with respect to breaches of applicable covenants contained in Section 6 of the Credit Agreement and agreed to by Holdco pursuant to clause (iii) above), (e), (f), (j), (n), (u) and (ee) of Section 7.1 of the Credit Agreement with respect to Holdco shall constitute a Default or an Event of Default under the Credit Agreement, as applicable, to the same extent that such events with respect to any Loan Party constitute a Default or an Event of Default under such provisions of the Credit Agreement, as applicable;

(v) Section 8 (Miscellaneous). Holdco hereby agrees that the terms of the following subsections of the Credit Agreement shall apply to Holdco and Holdco’s agreements under this Article III to the same extent as such terms apply to the Loan Parties and to the Loan Parties’ obligations under the Credit Agreement:

(1) 8.1 (Amendments and Waivers);

(2) 8.2 (Notices);

(3) 8.5 (Payment of Expenses), solely with respect to liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by an Indemnitee or asserted against any Indemnitee by any third party or by Holdco, the Assignee or any other Loan Party arising out of, in connection with, or as a result of, the execution or delivery by Holdco of this Agreement and any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by Holdco of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against Holdco under this Agreement or any other Loan Document or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by any third party or by Holdco, the Assignee or any other Loan Party, and regardless of whether any Indemnitee is a party thereto (all of the foregoing, collectively, the “Holdco Indemnified Liabilities”), provided that Holdco shall have no obligation hereunder to any Indemnitee with respect to Holdco Indemnified Liabilities to the extent such Holdco Indemnified Liabilities resulted from the gross negligence or willful misconduct of, in each case as determined by a final and nonappealable decision of a court of competent jurisdiction, such Indemnitee, any of its affiliates or its or their respective officers, directors, partners, employees, agents or controlling persons (the Assignee hereby agreeing that the Assignee shall be liable for all Holdco Indemnified Liabilities to the extent that Holdco shall fail to pay or reimburse the same in accordance with the terms and provisions hereof);

(4) 8.6 (Successors and Assigns; Participations and Assignments), solely with respect to clause (a) thereof;

(5) 8.9 (Severability);

(6) 8.10 (Integration);

(7) 8.11 (Governing Law);

(8) 8.12 (Submission to Jurisdiction; Waivers);

(9) 8.13 (Acknowledgments);

(10) 8.15 (Confidentiality);

(11) 8.16 (Waivers of Jury Trial);

(12) 8.17 (USA PATRIOT Act); and

(13) 8.18 (Effect of Amendment and Restatement of Existing Credit Agreement).

Section 3.2 Limitation on Activities of Holdco. Notwithstanding anything to the contrary in this Agreement, the Credit Agreement or any other Loan Document, Holdco shall not (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Assignee, any offering of Holdco’s Capital Stock and any transaction that Holdco is permitted to enter into or consummate under this Section 3.2 (provided that, for the avoidance of doubt, no such offering or transaction shall result in a Change of Control), (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law, if any, (ii) pursuant to the Loan Documents to which it is a party, if any, (iii) obligations with respect to its Capital Stock, and (iv) Permitted Indebtedness (1) of the kind described in clauses (e), (h), (j), (s), and (t) of the definition of “Permitted Indebtedness” in the Credit Agreement, (2) of the kind described in clause (m) of such definition, solely with respect to Indebtedness of the kind described in clauses (e), (s) and (t) of such definition, and (3) that is a guarantee of Permitted Indebtedness incurred by any Group Member of the kind described above in this clause (iv) or described in clause (i) of such definition, or (c) own, lease, manage or otherwise operate any Property or assets (including cash (other than cash received in connection with Restricted Payments made by the Assignee in accordance with Section 6.5 of the Credit Agreement pending application in the manner contemplated by said Section) and cash equivalents) other than the ownership of shares of Capital Stock of the Assignee.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1 Assignor Representations. Assignor hereby represents and warrants that:

(i) it is a limited liability company, duly organized, validly existing and in good standing under the laws of Delaware;

(ii) it has the full company power, authority, legal right and has taken all necessary action to assign and transfer the Obligations;

(iii) the execution and delivery of this Agreement by Assignor, and the performance of, and compliance with, the terms of this Agreement by Assignor, will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or that is applicable to Assignor or any of its assets, in each case that materially and adversely affect its ability to carry out the transactions contemplated by this Agreement; and

(iv) this Agreement constitutes a valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights and by principles of equity (regardless of whether enforceability is considered in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law.

Section 4.2 Assignee Representations. Assignee hereby represents and warrants that:

(i) it is a limited liability company, duly organized, validly existing and in good standing under the laws of Delaware;

(ii) it has the full company power, authority, legal right and has taken all necessary action to assume the Obligations;

(iii) the execution and delivery of this Agreement by Assignee, and the performance of, and compliance with, the terms of this Agreement by Assignee, will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or that is applicable to Assignee or any of its assets, in each case that materially and adversely affect its ability to carry out the transactions contemplated by this Agreement;

(iv) this Agreement constitutes a valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights and by principles of equity (regardless of whether enforceability is considered in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law;

(v) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Assumption Effective Date as if made on and as of the Assumption Effective Date (except that any representation or warranty that by its terms is made as of an earlier date is true and correct in all material respects as of such earlier date); and

(vi) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Agreement.

Section 4.3 Guarantor Representations. Each Guarantor hereby represents and warrants that:

(i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (to the extent such concept is applicable in its jurisdiction of organization);

(ii) it has the full power, authority, legal right and has taken all necessary action to execute and deliver this Agreement;

(iii) the execution and delivery of this Agreement by such Guarantor, and the performance of, and compliance with, the terms of this Agreement by such Guarantor, will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or that is applicable to such Guarantor or any of its assets, in each case that materially and adversely affect its ability to carry out the transactions contemplated by this Agreement;

(iv) this Agreement constitutes a valid and legally binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights and by principles of equity (regardless of whether enforceability is considered in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law;

(v) each of the representations and warranties made by such Guarantor in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Assumption Effective Date as if made on and as of the Assumption Effective Date (except that any representation or warranty that by its terms is made as of an earlier date is true and correct in all material respects as of such earlier date); and

(vi) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Agreement.

Section 4.4 Holdco Representations. Holdco hereby represents and warrants that:

(i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (to the extent such concept is applicable in its jurisdiction of organization);

(ii) it has the full power, authority, legal right and has taken all necessary action to execute and deliver this Agreement;

(iii) the execution and delivery of this Agreement by Holdco, and the performance of, and compliance with, the terms of this Agreement by Holdco, will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or that is applicable to Holdco or any of its assets, in each case that materially and adversely affect its ability to carry out the transactions contemplated by this Agreement;

(iv) this Agreement constitutes a valid and legally binding obligation of Holdco enforceable against Holdco in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights and by principles of equity (regardless of whether enforceability is considered in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law;

(v) each of the representations and warranties made by Holdco pursuant to Article III of this Agreement is true and correct in all material respects on and as of the Assumption Effective Date as if made on and as of the Assumption Effective Date (except that any representation or warranty that by its terms is made as of an earlier date is true and correct in all material respects as of such earlier date); and

(vi) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Agreement.

ARTICLE V

CONDITIONS TO EFFECTIVENESS

Section 5.1 Conditions to Effectiveness. This Agreement shall become effective on the date (the “Assumption Effective Date”) this Agreement and the Guaranty shall be executed and delivered by each party hereto and thereto, as applicable, which date is October 19, 2009.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Lender Consent. By causing a duly authorized officer or representative to sign the signature page hereto on its behalf, the Lender consents to the Assignment and Assumption and to the amendments to the Credit Agreement and the other agreements, terms and conditions set forth in this Agreement and the transactions contemplated hereby.

Section 6.2 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

Section 6.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to constitute an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

Section 6.4 Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments, consents and waivers contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Assignee or the Guarantors that would require the waiver or consent of the Lender.

Section 6.5 Loan Document. For the avoidance of doubt, this Agreement is a “Loan Document” as defined in the Credit Agreement, for all purposes of the Credit Agreement and the other Loan Documents, including the Intercreditor Agreement.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers or representatives.

GENERAL MOTORS LLC (successor-by-conversion to, and formerly known as, General Motors Company), as Assignor

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Assistant Treasurer

[Signature Page to Assignment and Assumption Agreement and Third Amendment to

Second Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers or representatives.

GENERAL MOTORS HOLDINGS LLC, as Assignee

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Assistant Treasurer

[Signature Page to Assignment and Assumption Agreement and Third Amendment to

Second Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers or representatives.

LENDER:

THE UNITED STATES DEPARTMENT OF THE TREASURY

By:	/s/ Herbert M. Allison, Jr.
Name:	Herbert M. Allison, Jr.
Title:	Assistant Secretary for Financial Stability

[Signature Page to Assignment and Assumption Agreement and Third Amendment to

Second Amended and Restated Credit Agreement]

GUARANTORS:

ANNUNCIATA CORPORATION

ARGONAUT HOLDINGS, INC.

GENERAL MOTORS ASIA PACIFIC HOLDINGS, LLC

GENERAL MOTORS ASIA, INC.

GENERAL MOTORS INTERNATIONAL HOLDINGS, INC.

GENERAL MOTORS OVERSEAS CORPORATION

GENERAL MOTORS OVERSEAS DISTRIBUTION CORPORATION

GENERAL MOTORS PRODUCT SERVICES, INC.

GENERAL MOTORS RESEARCH CORPORATION

GM APO HOLDINGS, LLC

GM FINANCE CO. HOLDINGS LLC

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Vice President

[Signature Page to Assignment and Assumption Agreement and Third Amendment to

Second Amended and Restated Credit Agreement]

GM GLOBAL STEERING HOLDINGS, LLC

GM GLOBAL TECHNOLOGY OPERATIONS, INC.

GM GLOBAL TOOLING COMPANY, INC.

GM LAAM HOLDINGS, LLC

GM PREFERRED FINANCE CO. HOLDINGS LLC

GM GEFS L.P.

GM TECHNOLOGIES, LLC

GM-DI LEASING CORPORATION

GMOC ADMINISTRATIVE SERVICES CORPORATION

GRAND POINTE HOLDINGS, INC.

ONSTAR, LLC

GM COMPONENTS HOLDINGS, LLC

RIVERFRONT HOLDINGS, INC.

RIVERFRONT HOLDINGS PHASE II, INC.

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Vice President

[Signature Page to Assignment and Assumption Agreement and Third Amendment to

Second Amended and Restated Credit Agreement]

GM EUROMETALS, INC.

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Vice President

[Signature Page to Assignment and Assumption Agreement and Third Amendment to

Second Amended and Restated Credit Agreement]

GM SUBSYSTEMS MANUFACTURING, LLC

By:	/s/ Niharika Ramdev
Name:	Niharika Ramdev
Title:	Treasurer

[Signature Page to Assignment and Assumption Agreement and Third Amendment to

Second Amended and Restated Credit Agreement]

GENERAL MOTORS LLC (successor-by-conversion to, and formerly known as, General Motors Company)

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Assistant Treasurer

[Signature Page to Assignment and Assumption Agreement and Third Amendment to

Second Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers or representatives.

GENERAL MOTORS COMPANY (formerly known as General Motors Holding Company)

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Assistant Treasurer

[Signature Page to Assignment and Assumption Agreement and Third Amendment to

Second Amended and Restated Credit Agreement]

EXHIBIT A

Schedule 1.1B to Credit Agreement

[See attached]

Exhibit A-1

EXHIBIT B

Schedule 1.1C to Credit Agreement

[See attached]

Exhibit B-1

EXHIBIT C

Schedule 1.1D to Credit Agreement

[See attached]

Exhibit C-1

EXHIBIT D

Schedule 3.10 to Credit Agreement

[See attached]

Exhibit D-1

EXHIBIT E

Schedule 3.11 to Credit Agreement

[See attached]

Exhibit E-1

EXHIBIT F

Schedule 3.15 to Credit Agreement

[See attached]

Exhibit F-1

EXHIBIT G

Schedule 3.16 to Credit Agreement

[See attached]

Exhibit G-1

EXHIBIT H

Schedule 3.21 to Credit Agreement

[See attached]

Exhibit H-1

EXHIBIT I

Schedule 3.28 to Credit Agreement

[See attached]

Exhibit I-1

Execution Version

Confidential Treatment Requested by General Motors Corporation Pursuant to the

Freedom of Information Act, the Access to Information Act and the Freedom of

Information and Protection of Privacy Act, respectively.

Schedule 1.1B

Guarantors

	Guarantor Name	Form of Organization	Jurisdiction of Organization
1.	Annunciata Corporation	Corporation	Delaware
2.	Argonaut Holdings, Inc.	Corporation	Delaware
3.	General Motors Asia Pacific Holdings, LLC	Limited Liability Company	Delaware
4.	General Motors Asia, Inc.	Corporation	Delaware
5.	General Motors International Holdings, Inc.	Corporation	Delaware
6.	General Motors LLC	Limited Liability Company	Delaware
7.	General Motors Overseas Corporation	Corporation	Delaware
8.	General Motors Overseas Distribution Corporation	Corporation	Delaware
9.	General Motors Product Services, Inc.	Corporation	Delaware
10.	General Motors Research Corporation	Corporation	Delaware
11.	GM APO Holdings, LLC	Limited Liability Company	Delaware
12.	GM Components Holdings, LLC	Limited Liability Company	Delaware
13.	GM Eurometals, Inc.	Corporation	Delaware
14.	GM Finance Co. Holdings LLC	Limited Liability Company	Delaware
15.	GM GEFS L.P.	Limited Partnership	Nevada
16.	GM Global Steering Holdings, LLC	Limited Liability Company	Delaware
17.	GM Global Technology Operations, Inc.	Corporation	Delaware
18.	GM Global Tooling Company, Inc.	Corporation	Delaware
19.	GM LAAM Holdings, LLC	Limited Liability Company	Delaware
20.	GM Preferred Finance Co. Holdings LLC	Limited Liability Company	Delaware
21.	GM Subsystems Manufacturing, LLC	Limited Liability Company	Delaware
22.	GM Technologies, LLC	Limited Liability Company	Delaware
23.	GM-DI Leasing Corporation	Corporation	Delaware
24.	GMOC Administrative Services Corporation	Corporation	Delaware
25.	Grand Pointe Holdings, Inc.	Corporation	Michigan
26.	OnStar, LLC	Limited Liability Company	Delaware
27.	Riverfront Holdings, Inc.	Corporation	Delaware
28.	Riverfront Holdings Phase II, Inc.	Corporation	Delaware

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 1.1C

Mortgaged Properties

No.	Site Designation	County/State	Owner
1.	Warren Technical Center 30800 Mound Road, Warren	Macomb, MI	GENERAL MOTORS LLC

2.	Detroit Renaissance Center Campus (including Renaissance Center Franklin Deck & Renaissance Center East) 100 Renaissance Center P.O. Box 100, Detroit	Wayne, MI	RIVERFRONT HOLDINGS, INC.

3.	Milford Proving Grounds 3300 General Motors Road, Milford	Oakland/Livingston, MI	GENERAL MOTORS LLC

4.	Mesa Dealership 2 6315 East Auto Park Drive, Mesa	Maricopa, AZ	ARGONAUT HOLDINGS, INC.

5.	Penske Cadillac Hummer South Bay Dealership 18600 Hawthorne Blvd., Torrance	Los Angeles, CA	ARGONAUT HOLDINGS, INC.

6.	Dublin BPG Dealership 4400 John Monego Court, Dublin	Alameda, CA	ARGONAUT HOLDINGS, INC.

7.	Cerritos Dealership 10901 E. 183rd Street & 18120 Studebaker, Cerritos	Los Angeles, CA	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
8.	Saturn of Cerritos Dealership 18400 Studebaker Road, Cerritos	Los Angeles, CA	ARGONAUT HOLDINGS, INC.

9.	Saturn of Capitol Expressway Dealership 755 W. Capitol Expressway, San Jose	Santa Clara, CA	ARGONAUT HOLDINGS, INC.

10.	Oakland G Truck Center Dealership 8099 South Coliseum Way, Oakland	Alameda, CA	GENERAL MOTORS LLC

11.	Lone Tree Dealerships 8101, 8201, 8301 & 8351 Parkway Drive, Lone Tree	Douglas, CO	ARGONAUT HOLDINGS, INC.

12.	Denver Dealership 2 8120 W. Tuffs Ave., Denver	Denver, CO	ARGONAUT HOLDINGS, INC.

13.	Estero Bay Chevrolet Dealership SW corner Corkscrew Road & I-75, Estero	Lee, FL	ARGONAUT HOLDINGS, INC.

14.	Kendall (Dadeland) Chevrolet Dealership 8455 S. Dixie Highway, Miami	Dade, FL	ARGONAUT HOLDINGS, INC.

15.	Pinellas Park Dealership 9400 U.S. Highway 19 North, Pinellas Park	Pinellas, FL	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
16.	Homestead Dealership 1395-1 N. Homestead Blvd., Homestead	Miami-Dade, FL	ARGONAUT HOLDINGS, INC.

17.	Alpharetta Training Center 6395 Shiloh Road, Alpharetta	Forsyth, GA	GENERAL MOTORS LLC

18.	Lou Sobh Automotive Dealership 1301 Thornton Road, Lithia Springs	Douglas, GA	ARGONAUT HOLDINGS, INC.

19.	Waterford PC Vacant Land (SPO – Drayton Plains) 5260 Williams Lake Road, Waterford	Oakland, MI	GENERAL MOTORS LLC

20.	Miller Buick Pontiac Dealership 920 Route 1 North, Woodbridge	Middlesex, NJ	ARGONAUT HOLDINGS, INC.

21.	Multi-Chevrolet Saturn Dealership 2675 Route 22 West, Union	Union, NJ	ARGONAUT HOLDINGS, INC.

22.	Vacant Dealership Building 2915 Niagara Falls, Amherst	Erie, NY	ARGONAUT HOLDINGS, INC.

23.	Cheektowaga Dealership 2928 Walden Ave., Cheektowaga	Erie, NY	ARGONAUT HOLDINGS, INC.

24.	New Rochelle Chevrolet Dealership 288-300 Main Street, New Rochelle	Westchester, NY	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
25.	Poughkeepsie Dealership (Hudson Pontiac Buick) 1960 S. Road U.S. Route 9, Poughkeepsie	Dutchess, NY	ARGONAUT HOLDINGS, INC.

26.	RAB Motors Dealership 105-20 Queens Blvd., Forest Hills	Queens, NY	ARGONAUT HOLDINGS, INC.

27.	City Cadillac-Oldsmobile, Major Chevrolet, Regain Pontiac and Service Facility Dealership 43-60 Northern Blvd., Long Island	Queens, NY	GENERAL MOTORS LLC

28.	Cunningham Motors Dealership 40-40 172 Street, Flushing	Queens, NY	ARGONAUT HOLDINGS, INC.

29.	86th Street Chevrolet Dealership 1575 86th Street, Brooklyn	Kings, NY	ARGONAUT HOLDINGS, INC.

30.	Bohemian Auto Group Dealership 4825 Sunrise Highway, Sayville	Suffolk, NY	GENERAL MOTORS LLC

31.	Vacant Dealership Land Jericho Turnpike & Dix Terrace, Huntington Station	Suffolk., NY	ARGONAUT HOLDINGS, INC.

32.	Gildron Cadillac Dealership 1245 Central Park Ave., Yonkers	Westchester, NY	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
33.	Mt. Kisco Dealership 175 N. Bedford Road, Mt. Kisco	Westchester, NY	ARGONAUT HOLDINGS, INC.

34.	Cincinnati Dealership 1 3015 Glenhills Way, Cincinnati	Hamilton, OH	ARGONAUT HOLDINGS, INC.

35.	Wilkes Barre Dealership 2140 Sans Souci Pkwy., Wilkes Barre	Luzerne, PA	ARGONAUT HOLDINGS, INC.

36.	Jenkintown Dealership 2 830 Old York Road, Jenkintown	Montgomery, PA	ARGONAUT HOLDINGS, INC.

37.	Conshohocken Dealership 301 Alan Wood Road, Conshohocken	Montgomery, PA	ARGONAUT HOLDINGS, INC.

38.	Vancouver Dealership 10811 E. Mill Plain Blvd., Vancouver	Clark, WA	ARGONAUT HOLDINGS, INC.

39.	Everett Dealership 7300 & 7428 Evergreen Way, Everett	Snohomish, WA	ARGONAUT HOLDINGS, INC.

40.	Garland Training Center Garland Road at Shiloh Road, Garland	Dallas, TX	GENERAL MOTORS LLC

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
41.	Orem Dealership 1260 S. Sandhill Road, Orem	Utah, UT	ARGONAUT HOLDINGS, INC.

42.	Fremont Dealership 43191 Boscell Road, Fremont	Alameda, CA	ARGONAUT HOLDINGS, INC.

43.	Novato Dealership 1 7123 Redwood Blvd., Novato	Marin, CA	ARGONAUT HOLDINGS, INC.

44.	Elk Grove Dealership 1 8480 Laguna Grove Drive, Elk Grove	Sacramento, CA	ARGONAUT HOLDINGS, INC.

45.	Tyco Dealership 312, 313, 314 Constitution Drive, Menlo Park	San Mateo, CA	ARGONAUT HOLDINGS, INC.

46.	Gilroy Dealership 6720 Bearcat Court, Gilroy	Santa Clara, CA	ARGONAUT HOLDINGS, INC.

47.	Newark Dealership 43931 Boscell & 42992 Boyce	Alameda, CA	ARGONAUT HOLDINGS, INC.

48.	Thousand Oaks Consolidated Office Building 515 Marin Street, Thousand Oaks	Ventura, CA	GENERAL MOTORS LLC

49.	Smyrna Dealership 2155 Cobb Pkwy., SE, Smyrna	Cobb, GA	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
50.	Chicago Dealership 1 5515, 5435, 5555 W. Irving Park Road, Chicago	Cook, IL	ARGONAUT HOLDINGS, INC.

51.	Hodgkins Dealership 9510 W. Joliet Road, Hodgkins	Cook, IL	ARGONAUT HOLDINGS, INC.

52.	Elgin Pontiac GMC 909 E. Chicago Street	Kane, IL	ARGONAUT HOLDINGS, INC.

53.	Brazil Dealership 2456 W. U.S. Highway 40, Brazil	Clay, IN	ARGONAUT HOLDINGS, INC.

54.	Indianapolis Dealership 7250 N. Keystone Ave., Indianapolis	Marion, IN	ARGONAUT HOLDINGS, INC.

55.	Former Woburn Dealership 399 Washington Street, Woburn	Middlesex, MA	ARGONAUT HOLDINGS, INC.

56.	Grand Blanc SPO Headquarters 6200 Grande Pointe Drive, Grand Blanc	Genesee, MI	GENERAL MOTORS LLC

57.	SPO Lansing (Lansing PDC Vacant Land) 4400 W. Mount Hope Road, Lansing	Ingham, MI	GENERAL MOTORS LLC

58.	Michael Chevrolet Dealership 29425 23 Mile Road, Chesterfield Township	Macomb, MI	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
59.	Farmington Hills Dealership 37901 Grand River Ave., Farmington Hills	Oakland, MI	ARGONAUT HOLDINGS, INC.

60.	Ypsilanti Vehicle Center 2901 Tyler Road, Ypsilanti	Washtenaw, MI	GENERAL MOTORS LLC

61.	Renaissance Center Land – East TBD	Oakland, MI	GENERAL MOTORS LLC

62.	SPO Willow Run w/ Excess Land (Willow Run PDC Vacant Land) 50000 Ecorse Road, Belleville	Wayne, MI	GENERAL MOTORS LLC

63.	Englewood Cliffs Dealership 374 Sylvan Ave. (Route 9W), Englewood Cliffs	Bergen, NJ	ARGONAUT HOLDINGS, INC.

64.	Lawrenceville Dealerships (2) 100 & 200 Renaissance Blvd., Lawrenceville	Mercer, NJ	ARGONAUT HOLDINGS, INC.

65.	Former Lawrenceville Dealership 500 Renaissance Blvd., Lawrenceville	Mercer, NJ	ARGONAUT HOLDINGS, INC.

66.	Syracuse Dealership 716 W. Genesee Street, Syracuse	Onondaga, NY	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
67.	Kings Mountain Dealership 615 Broadway Drive, Kings Mountain	Cleveland, NC	ARGONAUT HOLDINGS, INC.

68.	Kennett Square Dealership 634 W. State Street, Kennett Square	Chester, PA	ARGONAUT HOLDINGS, INC.

69.	Simpsonville Dealership 3431 N. Industrial Drive, Simpsonville	Greenville, SC	ARGONAUT HOLDINGS, INC.

70.	McMurray Dealership 2939 Washington Road, McMurray	Washington, PA	ARGONAUT HOLDINGS, INC.

71.	Irving Dealership 200 E. Airport Freeway, Irving	Dallas, TX	ARGONAUT HOLDINGS, INC.

72.	Dallas Dealership 3 8008 Marvin D. Love Freeway, Dallas	Dallas, TX	ARGONAUT HOLDINGS, INC.

73.	Houston Saturn Dealership 4 11750 Old Katy Road, Houston	Harris, TX	ARGONAUT HOLDINGS, INC.

74.	McAllen Dealership 1301 E. Expressway 83, McAllen	Hidalgo, TX	ARGONAUT HOLDINGS, INC.

75.	Detroit Dealership 17677 Mack Ave., Detroit	Wayne, MI	GENERAL MOTORS LLC

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
76.	Menomonee Falls Dealership N70 W. 12900 Appleton Ave., Menomonee Falls	Waukesha, WI	ARGONAUT HOLDINGS, INC.

77.	Millender Center 333 E. Jefferson Ave., Detroit	Wayne, MI	RIVERFRONT HOLDINGS, INC.

78.	Grande Pointe Holdings Vacant Land (Outparcels) TBD	Genesee, MI	GRANDE POINT HOLDINGS, INC.

79.	RenCen Land – West West of Randolph, Detroit	Wayne, MI	RIVERFRONT HOLDINGS, INC.

80.	GM Powertrain Bedford 105 GM Drive, Bedford	Lawrence, IN	GENERAL MOTORS LLC

81.	GM MFD Marion 2400 W. Second Street, Marion	Grant, IN	GENERAL MOTORS LLC

82.	GM Assembly Fort Wayne 12200 Lafayette Center Road, Roanoke	Huntington, IN	GENERAL MOTORS LLC

83.	GM Powertrain Bay City 1001 Woodside Ave., Bay City *one parcel owned by REALM, Excluded Collateral	Bay, MI	GENERAL MOTORS LLC

84.	GM Assembly Detroit Hamtramck 2500 East Grand Blvd., Detroit	Genesee., MI	GENERAL MOTORS LLC

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
85.	GM MFD Flint Tool & Die 425 S. Stevenson Street, Flint	Genesee, MI	GENERAL MOTORS LLC

86.	GM Assembly Flint G-3100 Van Slyke Road, Flint	Genesee, MI	GENERAL MOTORS LLC

87.	Flint Processing Center (SPO) 6060 Bristol Road, Swartz Creek	Genesee, MI	GENERAL MOTORS LLC

88.	GM Assembly Orion 4555 Giddings Road, Lake Orion	Oakland, MI	GENERAL MOTORS LLC

89.	GM Assembly Lansing Delta Township 8175 Millett Hwy, Lansing	Ingham, MI	GENERAL MOTORS LLC

90.	GM Assembly Lansing Grand River 920 Townsend Ave., Lansing	Ingham, MI	GENERAL MOTORS LLC

91.	GM MFD Lansing Regional Stamping 8175 Millett Hwy (2800 W. Saginaw Street), Lansing	Ingham, MI	GENERAL MOTORS LLC

92.	GM Powertrain Warren Transmission 23500 Mound Road, Warren	Macomb, MI	GENERAL MOTORS LLC

93.	GM Assembly Wentzville 1500-1 E Route A, Wentzville	St. Charles, MO	GENERAL MOTORS LLC

94.	GM Powertrain Tonawanda 2995 River Road, Buffalo *one parcel owned by ENCORE, Excluded Collateral	Erie, NY	GENERAL MOTORS LLC

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
95.	GM Assembly Arlington 2525 E. Abram Street, Arlington	Tarrant, TX	GENERAL MOTORS LLC

96.	GM Assembly Janesville 1000 General Motors Drive, Janesville	Rock, WI	GENERAL MOTORS LLC

97.	GM MFD Flint 2238 W. Bristol Road, Flint	Genesee, MI	GENERAL MOTORS LLC

98.	GM Powertrain Flint Engine South 2100 Bristol Road, Flint	Genesee, MI	GENERAL MOTORS LLC

99.	GM Powertrain Defiance 26427 State Road, Defiance	Defiance, OH	GENERAL MOTORS LLC

100.	Colma Saturn Dealership 707-711 Serramonte Blvd., Colma	San Mateo, CA	ARGONAUT HOLDINGS, INC.

101.	Doraville Building 3900 Motors Industrial Way, Doraville	DeKalb, GA	GENERAL MOTORS LLC

102.	Tower 500/600 500 & 600 Renaissance Center, Detroit	Wayne, MI	RIVERFRONT HOLDINGS PHASE II, INC.

103.	Vacant Lot on Labadie Road	Oakland, MI	GENERAL MOTORS LLC

104.	Stamping – Wentzville	St. Charles, MO	GENERAL MOTORS LLC

105.	GMPT – Baltimore	Baltimore, MD	GENERAL MOTORS LLC

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
106.	2100 S.W. Burlingame	Wyoming, MI	GM Components Holdings, LLC

107.	1800 East Lincoln	Kokomo, IN	GM Components Holdings, LLC

108.	200 Upper Mountain Road	Lockport, NY	GM Components Holdings, LLC

109.	891 and 1000 Lexington Avenue	Rochester, NY	GM Components Holdings, LLC

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 1.1D

Pledgors

	Pledgor Name	Form of Organization	Jurisdiction of Organization
1.	General Motors Asia Pacific Holdings, LLC	Limited Liability Company	Delaware
2.	General Motors Asia, Inc.	Corporation	Delaware
3.	General Motors International Holdings, Inc.	Corporation	Delaware
4.	General Motors Holdings LLC	Limited Liability Company	Delaware
5.	General Motors LLC	Limited Liability Company	Delaware
6.	General Motors Overseas Corporation	Corporation	Delaware
7.	General Motors Overseas Distribution Corporation	Corporation	Delaware
8.	GM APO Holdings, LLC	Limited Liability Company	Delaware
9.	GM Finance Co. Holdings LLC	Limited Liability Company	Delaware
10.	GM GEFS L.P.	Limited Partnership	Nevada
11.	GM LAAM Holdings, LLC	Corporation	Delaware
12.	GM Preferred Finance Co. Holdings LLC	Limited Liability Company	Delaware
13.	GM Technologies, LLC	Limited Liability Company	Delaware
14.	OnStar, LLC	Limited Liability Company	Delaware
15.	Riverfront Holdings, Inc.	Corporation	Delaware

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 3.10

Chief Executive Office and Chief Operating Office

Name	Main Office Address
Borrower
General Motors Holdings LLC	300 Renaissance Center Detroit, MI 48265-3000
Guarantors
Annunciata Corporation	300 Renaissance Center Detroit, MI 48265-3000
Argonaut Holdings, Inc.	c/o Worldwide Real Estate 200 Renaissance Center Detroit, MI 48265
General Motors Asia Pacific Holdings, LLC	300 Renaissance Center Detroit, MI 48265-3000
General Motors Asia, Inc.	300 Renaissance Center Detroit, MI 48265-3000
General Motors International Holdings, Inc.	300 Renaissance Center Detroit, MI 48265-3000
General Motors LLC	300 Renaissance Center Detroit, MI 48265-3000
General Motors Overseas Corporation	300 Renaissance Center Detroit, MI 48265-3000
General Motors Overseas Distribution Corporation	300 Renaissance Center Detroit, MI 48265-3000
General Motors Product Services, Inc.	300 Renaissance Center Detroit, MI 48265-3000
General Motors Research Corporation	300 Renaissance Center Detroit, MI 48265-3000
GM APO Holdings, LLC	300 Renaissance Center Detroit, MI 48265-3000
GM Components Holdings, LLC	300 Renaissance Center Detroit, MI 48265-3000
GM Eurometals, Inc.	300 Renaissance Center Detroit, MI 48265-3000
GM Finance Co. Holdings LLC	300 Renaissance Center Detroit, MI 48265-3000
GM GEFS L.P.	3895 Warren Way Reno, NV 89509
GM Global Steering Holdings, LLC	300 Renaissance Center Detroit, MI 48265-3000
GM Global Technology Operations, Inc.	300 Renaissance Center Detroit, MI 48265-3000
GM Global Tooling Company, Inc.	30001 Van Dyke Warren, MI 48090

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Name	Main Office Address
GM LAAM Holdings, LLC	Huntington Centre I 2901 S.W. 149th Avenue Suite 400 Miramar, FL 33027
GM Preferred Finance Co. Holdings LLC	300 Renaissance Center Detroit, MI 48265-3000
GM Subsystems Manufacturing, LLC	300 Renaissance Center Detroit, MI 48265-3000
GM Technologies, LLC	300 Renaissance Center Detroit, MI 48265-3000
GM-DI Leasing Corporation	300 Renaissance Center Detroit, MI 48265-3000
GMOC Administrative Services Corporation	300 Renaissance Center Detroit, MI 48265-3000
Grand Pointe Holdings, Inc.	300 Renaissance Center Detroit, MI 48265-3000
OnStar, LLC	OnStar Corporation 400 Renaissance Center P.O. Box 400 Detroit, MI 48265-4000
Riverfront Holdings, Inc.	c/o Worldwide Real Estate 200 Renaissance Center Detroit, MI 48265
Riverfront Holdings Phase II, Inc.	300 Renaissance Center Detroit, MI 48265-3000

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 3.11

Location of Books and Records

Site/Property/Campus Designation	State /Province	City
Yuma Proving Ground	Arizona	Yuma
Milford Proving Grounds	Michigan	Milford
Pontiac Centerpoint Campus - Central	Michigan	Pontiac
Pontiac North Campus (incl Lab)	Michigan	Pontiac
Warren Technical Center	Michigan	Warren
Saginaw Technical & Casting Center	Michigan	Saginaw
Romulus Transmission Center	Michigan	Romulus
Doraville Assembly Center	Georgia	Doraville
Janesville Assembly Center	Wisconsin	Janesville
Moraine Assembly Center	Ohio	Moraine
Grand Rapids Metal Stamping	Michigan	Wyoming
Thousand Oaks Consolidated Office Building	California	Thousand Oaks
Detroit Renaissance Center Campus	Michigan	Detroit
Grand Blanc SPO Headquarters	Michigan	Grand Blanc
Saginaw Administration Site	Michigan	Saginaw
Spring Hill Manufacturing Campus	Tennessee	Spring Hill
Alpharetta Training Center	Georgia	Alpharetta
Garland Training Center	Texas	Garland
Willow Run PDC	Michigan	Belleville
Lansing PDC	Michigan	Lansing
Pontiac North Plt 17	Michigan	Pontiac
Pontiac North PC	Michigan	Pontiac
Waterford PC	Michigan	Waterford
Ypsilanti Vehicle Center	Michigan	Ypsilanti
SPO PDC IV (b)	Tennessee	Memphis

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 3.15

Borrower and its Subsidiaries

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Execution Version

Schedule 3.15

Name of Entity	Jurisdiction of Organization	Direct Owner	Percentage Owned	Number and Class of Shares Issued and Outstanding	Number and Class of Shares Authorized

Foreign Subsidiaries

Chevrolet Sociedad Anónima de Ahorro para Fines Determinados	Argentina	GM LAAM Holdings, LLC	90%	16,536,060 Shares	N/A
		General Motors Overseas Distribution Corporation	10%	1,837,340 Shares
General Motors Argentina S.r.l.	Argentina	General Motors Chile Industria Automotriz Limitada	94.99%	322,660,479 Class A Shares	N/A
		GM LAAM Holdings, LLC	4.61%	1,271,828 Class B Shares
Sarmiento 1113 S.A. en Liquidacion	Argentina	General Motors de Argentina S.R.L. General Motors Overseas Corporation	95%	4,939,550,033 Shares	N/A
			5%
General Motors Australia Ltd.	Australia	General Motors Overseas Corporation	100%	Ordinary Shares: 212,078,511	Ordinary Shares: 212,078,511
		General Motors of Canada Limited	100%	Redeemable Preference Shares: 18,724,200	Redeemable Preference Shares: 18,724,200

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

General Motors Investments Pty. Ltd.	Australia	General Motors Australia Ltd.	100%	Ordinary Shares: 66,441,729	Ordinary Shares: 66,441,729
GM Holden Ltd.	Australia	General Motors Australia Ltd.	100%	Stock: 430,571,911	Stock: 430,571,911
General Motors Holden Sales Pty. Limited	Australia	GM Holden Ltd.	100%	Stock: 18,110,000	Stock: 18,110,000
Holden Employees Superannuation Fund Pty. Ltd.	Australia	GM Holden Ltd.	100%	Ordinary Shares: 2	Ordinary Shares: 2
Rhodes Automotive Manufacturing Pty Ltd	Australia	Rhodes Holding II S.a.r.l.	100%	Ordinary Share: 1	Ordinary Share: 1
Salmon Street Ltd (in liquidation)	Australia	GM Holden Limited	80%	Ordinary Shares: 40	Ordinary Shares: 40
		General Motors Holden Sales Pty Limited	20%
General Motors Austria GmbH	Austria	General Motors Europe Holdings S.L.	100%
General Motors Powertrain-Austria GmbH	Austria	General Motors Europe Holdings S.L.	99.9%
		General Motors Automotive UK Limited	0.1%

General Motors Belgium N.V.	Belgium	General Motors Europe Holdings S.L.	99.99%
		Adam Opel GmbH	1 share

General Motors Coordination Center BVBA	Belgium	GM Overseas Funding LLC	99.99%
		General Motors Overseas Distribution Corporation	0.01%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

General Motors Investment Services Company N.V.	Belgium	General Motors Company	99.9%	N-A – in liquidation	N-A – in liquidation
		General Motors Overseas Distribution Corporation	0.1%
GM Automotive Services Belgium NV	Belgium	Adam Opel GmbH	99.9%
		General Motors Belgium N.V.	1 share
General International Insurance Services Limited	Bermuda	General International Limited	100%	12,000 Shares	N/A
General International Limited	Bermuda	General Motors Company	100%	50,000,000 Shares	N/A
Funcap-Comercio e Administracao de Bens Moveis e Valores Ltda.	Brazil	General Motors do Brasil Ltda.	99.9%	999 Shares	N/A
General Motors do Brasil Ltda.	Brazil	GM LAAM Holdings, LLC	99.999%	254,733,569 Shares	N/A
GM Factoring Sociedade de Fomento Comercial Ltda.	Brazil	General Motors do Brasil Ltda.	99.9%	999 Shares	N/A
Saginaw Industria e Comercio de Auto Pecas Ltda.	Brazil	Rhodes Holding II, S.a.r.l.	100%
2035208 Ontario Inc.	Canada	General Motors of Canada Limited	100%	1 Common Share	Unlimited
2140879 Ontario Inc.	Canada	General Motors of Canada Limited	100%	1 Common Share	Unlimited
3072352 Nova Scotia Company	Canada	General Motors of Canada Limited	100%	100 Common Shares	100,000,000 Common Shares
3183795 Nova Scotia ULC	Canada	General Motors of Canada Limited	75%	1,333,666 Common Shares	100,000,000 Common Shares
		General Motors Nova Scotia Investments Ltd.	25%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

3535673 Canada Inc.	Canada	General Motors of Canada Limited	100%
4259891 Canada Ltd dba HMP on the Mountains	Canada	General Motors of Canada Limited	50%
4501101 Canada, Inc.	Canada	General Motors of Canada Limited	100%
6153933 Canada Ltd. (dba Plaza Chevrolet Pontiac Buick GMC in Campbellton, NB)	Canada	General Motors of Canada Limited	58.2%
Bill Osborne Chevrolet Ltd.	Canada	General Motors of Canada Limited	65%
CAMI	Canada	General Motors of Canada Limited	51%	Class 3 shares
issued to General
Motors of Canada
Limited 75,001
shares

Class 5 shares
issued to General
Motors of Canada
Limited 40,237.358
shares

Class 6 shares
issued to General
Motors of Canada
Limited
605,338.0574
shares

				Unlimited

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Carrefour 440 Chevrolet Pontiac Buick GMC	Canada	General Motors of Canada Limited	64.3%
Fugère Pontiac Buick Inc.	Canada	General Motors of Canada Limited	63.5%
General Motors Nova Scotia Investments Ltd.	Canada	General Motors Company	100%	797,389,636 Shares	100,000,000,000 Shares

General Motors of Canada Limited	Canada	General Motors Company	100%	705,246 Common Shares	Unlimited Common Shares Unlimited Class R Shares

GM GEFS HOLDINGS (CHC4) ULC	Canada	General Motors Company	66.6%	1 Class A Common Share	10,000,000 Class A Common Shares
				1 Class B
				Common Share	10,000,000 Class B Common Shares
					10,000,000 Preferred Shares
GM GEFS HOLDINGS CANADA ULC	Canada	General Motors Company	100%	1 Class A Common Share	10,000,000 Class A Common Shares 10,000,000 Class B Common Shares 10,000,000 Preferred Shares
GMCH&SP Private Equity II L.P.	Canada	2140879 Ontario Inc.	100%	N/A	N/A
GMCH&SP Private Equity L.P.	Canada	2035208 Ontario Inc.	100%	N/A	N/A

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Scott Drummond Motors Ltd.	Canada	General Motors of Canada Limited	72.5%
Fiducie Carrefour 440	Canada	General Motors of Canada Limited	tbd %
1908 Holdings Ltd.	Cayman Islands	General Motors of Canada Limited	100%	2,706 Shares	N/A
Auto Lease Finance Corporation	Cayman Islands	General Motors Company	100%	100 Ordinary Shares	N/A

GM International Sales Ltd.	Cayman Islands	General Motors Overseas Distribution Corporation	100%	56,950 Shares	N/A
Parkwood Holdings Ltd.	Cayman Islands	1908 Holdings Ltd.	100%

General Motors Chile Industria Automotriz Limitada	Chile	GM Inversiones Santiago Limitada	99.9%	N/A (uncertificated)	N/A
		GM LAAM Holdings, LLC	0.1%
GM Inversiones Santiago Limitada	Chile	GM LAAM Holdings, LLC	99.99%	N/A (uncertificated)	N/A
		General Motors Chile Industria Automotriz Limitada	0.01%
Delphi Saginaw Lingyun Drive Shaft Co. Ltd	China	Steering Holding Pte. Ltd.	60%	N/A	N/A
General Motors (China) Investment Company Limited	China	General Motors China, Inc.	100%	N/A	N/A
General Motors Warehousing and Trading (Shanghai) Co. Ltd.	China	General Motors China, Inc.	100%	N/A	N/A
Saginaw Lingyun Drive Shaft (Wuhu) Co. Ltd	China	Steering Holding Pte. Ltd.	60%	N/A	N/A

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Saginaw Steering (Suzhou) Co. Ltd.	China	Steering Holding Pte. Ltd.	100%	N/A	N/A

General Motors Isuzu Camiones (Colombia)	Colombia	GM LAAM Holdings, LLC	50%	150,000 Shares	N/A
General Motors - Colmotores S.A.	Colombia	GM LAAM Holdings, LLC	92.33%	19,576,039 Common Shares	55,950,112 Common Shares
				7,606,741 Preferred 1a Shares	11,011,621 Preferred Shares
				262,209 Preferred 2a Shares
General Motors del Ecuador S.A.	Ecuador	GM LAAM Holdings, LLC	99.9%	94,603,122 Ordinary Shares	N/A
		General Motors Overseas Distribution Corporation	0.1%
General Motors Isuzu Camiones Ecuador	Ecuador	GM LAAM Holdings, LLC	50%	50,000 Shares	N/A
Holdcorp S.A.	Ecuador	Omnibus BB Transportes, S.A.	99.999%	100,000 Shares	N/A
		General Motors del Ecuador S.A.	0.001%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Omnibus BB Transportes, S.A.	Ecuador	GM LAAM Holdings, LLC	40.085%	63,930,210 Shares	N/A
		General Motors del Ecuador S.A.	11.087%
Elasto S.A.	Ecuador	Ómnibus BB Transportes S.A.	56%	2,276,721 Shares	N/A
		General Motors del Ecuador S.A.	15.2%
General Motors Finland Oy	Finland	General Motors Europe Holdings S.L.	100%
General Motors France S.A.S.	France	General Motors Europe Holdings S.L.	100%

Rhodes France I SAS	France	Rhodes Holding II, S.a.r.l.	100%
Ile de France Automobiles S.A.S.	France	General Motors France S.A.	100%
Adam Opel GmbH	Germany	General Motors Company	8.77%
		General Motors Europe Holdings S.L.	16.81%
		General Motors Automotive Holdings S.L.	9.42%
ATK Automotive Technology Kaiserslautern GmbH	Germany	Adam Opel GmbH	100%
Autohaus SAAB GmbH	Germany	SAAB Deutschland GmbH	100%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Carus Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Kuno 65 KG	Germany	Adam Opel GmbH	94%
Carus Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Leo 40 KG	Germany	Adam Opel GmbH	94%
General Motors Powertrain - Germany GmbH	Germany	Adam Opel GmbH	100%
General Motors Powertrain - Kaiserslautern Germany GmbH	Germany	Adam Opel GmbH	100%
GM Auslandsprojekte GmbH	Germany	General Motors Company	100%

GM Europe GmbH	Germany	Adam Opel GmbH	100%

Opel Eisenach GmbH	Germany	Adam Opel GmbH	100%

Opel Live GmbH	Germany	Adam Opel GmbH	100%

Opel Special Vehicles GmbH	Germany	Adam Opel GmbH	100%

Opel Wohnbau GmbH	Germany	GM Europe GmbH Adam Opel GmbH	94 5	% %
Rhodes Germany GmbH	Germany	Rhodes Holding II, S.a.r.l.	100%
SAAB Deutschland GmbH	Germany	SAAB Automobile A.B.	100%
General Motors Hellas S.A.	Greece	General Motors Europe Holdings S.L.	100%
General Motors (Hong Kong) Company Limited	Hong Kong	General Motors China, Inc.	100%		N/A	N/A
General Motors Powertrain - Hungary Ltd.	Hungary	General Motors Powertrain Holding B.V.	100%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

General Motors Southeast Europe Ltd.	Hungary	General Motors Europe Holdings S.L.	100%

Chevrolet Sales India Private Ltd.	India	General Motors Overseas Distribution Corporation	99.99%	Ordinary Shares: Issued 26,696,246	Ordinary Shares: Authorized 30,000,000
		General Motors International Holdings, Inc.	0.01%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

General Motors India Private Limited	India	General Motors Asia Pacific Holdings, LLC GM Holden Ltd.	99.61% 0.39%	Equity Shares: 2,243,430,720 Class “A” Equity Shares: 9,365,000 Cumulative Redeemable Preference Shares of Rs. 1000 each : 500,000 Cumulative Redeemable Preference Shares of Rs. 10 each: 24,185,000	Equity Shares:
3,169,488,594

Class “A” Equity
Shares: 9,365,000

Unclassified
Shares: 3,302,906

Redeemable
Preference Shares:
2,800,000

Cumulative
Redeemable
Preference Shares
Rs. 1000 each:
500,000

Redeemable
Preference Shares:
20,000,000

Cumulative
Redeemable
Preference Shares
Rs. 10
each: 39,843,500

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Rhodes India Automotive Private Ltd	India	Rhodes Holding II, S.a.r.l.	98%	Ordinary Shares: Issued 10,000	Ordinary Shares: Authorized 10,000
		Rhodes Holding I, S.a.r.l.	2%
P.T. G M AutoWorld Indonesia	Indonesia	P.T. General Motors Indonesia	99.9996%	Common Stock: Issued: 240,750	Common Stock: Authorized: 240,750
P.T. General Motors Indonesia	Indonesia	General Motors Asia Pacific Holdings, LLC GM Holden Ltd.	79% 21%	“A” Stock: Issued
28,000,
outstanding: N/A

“B” Stock: issued
90,000,
outstanding: N/A

“C” Stock: Issued
20,000,
outstanding: N/A

“D” Stock: Issued
15,000,
outstanding: N/A

“E” Stock: Issued
40,700,
outstanding: N/A

					“A” Stock: Authorized 28,000 “B” Stock: Authorized 90,000 “C” Stock: Authorized 20,000 “D” Stock: Authorized 15,000 “E” Stock: Authorized 40,700,

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

General Motors Ireland	Ireland	General Motors Europe Holdings S.L.	100%

General Motors Israel Ltd.	Israel	GM LAAM Holdings, LLC	100%		100 Shares	N/A
GM-UMI Technology Research and Development Ltd.	Israel	GM LAAM Holdings, LLC	51%		1,020 Shares	2,000 Shares

Aftermarket Italia S.r.l.	Italy	General Motors Italia S.r.l. General Motors Europe Holdings S.L.	99 1	% %
General Motors Italia S.r.l.	Italy	General Motors Europe Holdings S.L. General Motors Overseas Distribution Corporation	99.9 0.1	% %

General Motors Powertrain - Europe S.r.l.	Italy	General Motors Italia S.r.l.	100%
Rhodes Italy Srl	Italy	Rhodes Holding II, S.r.l.	100%
VM Motori S.p.A.	Italy	VM Holdings B.V.	100%
General Motors Asia Pacific (Japan) Limited	Japan	General Motors Company	100%		N/A	N/A

GM AutoWorld Yugen Kaisha	Japan	General Motors Company	100%		N/A	N/A
GMI Diesel Engineering Limited K.K.	Japan	General Motors Company	60%		N/A	N/A

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Rhodes Japan LLC	Japan	Rhodes Holding II, S.r.l.	100%	N/A	N/A

General Motors East Africa Limited	Kenya	General Motors Asia Pacific Holdings, LLC	57.7%	726,750 Class A Shares 698,250 Class B Shares	726,750 Class A Shares 1,698,250 Class B Shares 72,675 Class C Shares 69,825 Class D Shares
Automotive Steering Korea Limited	Korea	Rhodes Holding II, S.r.l.	100%	N/A	N/A

GM AutoWorld Korea Co. Ltd.	Korea	General Motors Asia, Inc.	100%	5,000 Shares	5,000 Shares
GM Korea Co., Ltd.	Korea	General Motors Korea, Inc.	100%	Stock: 613,027	Stock: 613,027
Rhodes Holding I S.a.r.l.	Luxembourg	GM Global Steering Holdings LLC	100%
Rhodes Holding II S.a.r.l.	Luxembourg	Rhodes Holding I, S.a.r.l.	100%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Cadillac Polanco, S.A. de C.V.	Mexico	Controladora ACDelco S.A. de C.V.	99.9999%	420,888 Shares	N/A
		Controladora General Motors, S.A. de C.V.	0.0001%
Controladora ACDelco S.A. de C.V.	Mexico	Controladora General Motors, S.A. de C.V.	99.9999%	95,529,320 Shares	N/A
		General Motors de México, S. de R.L. de C.V.	0.0001%
Controladora General Motors, S.A. de C.V.	Mexico	General Motors Overseas Distribution Corporation	99.9999%	371,421,971 Shares	N/A
		Sistemas para Automotores de México, S. de R.L. de C.V.	0.0001%
General Motors de México, S. de R.L. de C.V.	Mexico	Controladora General Motors, S.A. de C.V.	99.9999%	122,034,719 Shares	N/A

		Sistemas para Automotores de México, S. de R.L. de C.V.	0.0001%
GMAC Holding S.A. de C.V.	Mexico	Controladora General Motors, S.A. de C.V.	99.999%	1,999,988 Shares	N/A
		Sistemas para Automotores de México, S. de R.L. de C.V.	0.001%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Sistemas para Automotores de México, S. de R.L. de C.V.	Mexico	Controladora General Motors, S.A. de C.V.	99.86%		1,488 Shares	N/A
		General Motors de México, S. de R.L. de C.V.	0.14%
Steeringmex, S de RL de CV	Mexico	Rhodes I, LLC Rhodes II, LLC	50 50	% %
EMWE B.V.	Netherlands	General Motors Europe Holdings S.L.	75%

Fidass II B.V.	Netherlands	Rhodes Holding II S.a.r.l.	100%

General Motors Nederland B.V.	Netherlands	General Motors Europe Holdings S.L.	100%

GM Powertrain Holding B.V.	Netherlands	General Motors Europe Holdings S.L.	100%

ISPOL Holding B.V.	Netherlands	General Motors Europe Holdings S.L.	60%

Rhodes Holding Netherlands BV	Netherlands	Rhodes Holding II, S.a.r.l.	100%

VM Holdings B.V.	Netherlands	General Motors Automotive Holdings S.L.	50%
General Motors New Zealand Pensions Limited	New Zealand	Holden New Zealand Limited	100%		Ordinary Shares: 100	Ordinary Shares: 100
Holden New Zealand Limited	New Zealand	General Motors Company	100%		250,000 Shares	250,000 Shares

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

General Motors Norge AS	Norway	General Motors Europe Holdings S.L.	100%

General Motors Peru S.A.	Peru	General Motors Inversiones Santiago Ltda.	99.994%	50,081 Shares	N/A

		General Motors Overseas Distribution Corporation	0.004%	2 Shares

		General Motors Overseas Corporation	0.002%	1 Share
General Motors Automobiles Philippines, Inc.	Philippines	General Motors Company	99.999%	Common shares: Issued 550,000 Preferred Shares: Issued 4,797,537	Common shares: Authorized 550,000 Preferred Shares: Authorized 4,797,537

Delphi Polska Automotive Systems Sp. Z.o.o.	Poland	Fidas II B.V.	100%
General Motors Manufacturing Poland Sp. z.o.o	Poland	General Motors Espana S.L.	100%
General Motors Poland Spolka, z.o.o.	Poland	Adam Opel GmbH	100%
Isuzu Motors Polska Sp. z.o.o	Poland	Ispol-IMG Holding B.V.	100%
Fiat-GM Powertrain Polska Sp. Z.o. o	Poland	General Motors Company	50%
General Motors Portugal Lda.	Portugal	General Motors Europe Holdings S.L.	100%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

GM Global Purchasing and Supply Chain Romania Srl	Romania	Adam Opel GmbH	100%
General Motors Auto LLC	Russia	GM Auslandprojekte GmbH	99.9%

		General Motors CIS, LLC	0.1%
General Motors CIS, LLC	Russia	General Motors Europe Holdings S.L.	100%
General Motors Asia Pacific (Pte) Ltd.	Singapore	General Motors Company	100%	Common Shares: Issued 500,000	Common Shares: Authorized 1,000,000
Steering Holding Pte. Ltd	Singapore	Rhodes Holding II, S.a.r.l.	100%	Ordinary Share: Issued 1	Ordinary Share: Authorized 1

BOCO (Proprietary) Limited	South Africa	GM LAAM Holdings, LLC	100%		N/A
General Motors South Africa (Pty) Limited	South Africa	BOCO (Proprietary) Limited	100%	5,011,001 Shares	N/A
GM Plats (Proprietary) Limited	South Africa	General Motors Asia Pacific Holdings, LLC	100%	1 Share	N/A
Isuzu Truck South Africa (Pty) Limited (ITSA)	South Africa	General Motors South Africa (Pty) Limited	50%	500 Shares	1,000 Shares
General Motors Automotive Holdings, S.L.	Spain	General Motors International Holdings, Inc.	77.53%

		General Motors Company	11.34%

		General Motors of Canada Limited	11.13%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

General Motors Espana, S.L.	Spain	Adam Opel GmbH	100%
General Motors Europe Holdings, S.L.	Spain	Adam Opel GmbH	100%
General Motors Nordiska AB	Sweden	SAAB Automobile A.B.	100%
General Motors Powertrain-Sweden AB	Sweden	SAAB Automobile A.B.	100%

GM Europe Treasury Company AB	Sweden	GM International Sales Ltd.	100%
GM Worldwide Purchasing Sweden AB	Sweden	SAAB Automobile A.B.	100%

SAAB Automobile A.B.	Sweden	SAAB Automobile Investering A.B.	100%
SAAB Automobile Investering A.B.	Sweden	General Motors of Canada Limited	100%
General Motors Europe AG	Switzerland	General Motors Automotive Holdings S.L.	100%
General Motors Suisse S.A.	Switzerland	General Motors Europe Holdings S.L.	99.72%

GM-SAAB Communication GmbH	Switzerland	General Motors Suisse S.A.	55%
General Motors Taiwan Ltd.	Taiwan, Province of China	GM APO Holdings, LLC	99.9999%	Stock: 823,000,000	Stock: 823,000,000
Tai Jin International Automotive Distribution Co. Ltd.	Taiwan, Province of China	General Motors China, Inc.	100%	Stock: 17,660,000	Stock: 17,660,000

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

General Motors (Thailand) Limited	Thailand	General Motors Thailand Investments LLC	99.9999917%	Ordinary Shares: Issued 72,302,853	Ordinary Shares: Authorized 72,302,853
				Preference Shares: Issued 40,806,200	Preference Shares: Authorized 40,806,200
Chevrolet Sales (Thailand) Limited	Thailand	General Motors Asia, Inc.	99.9999186%	Ordinary Shares: Issued 7,371,460	Ordinary Shares: Authorized 7,371,460
General Motors Powertrain (Thailand) Limited	Thailand	General Motors Asia Pacific Holdings, LLC	99.9999627%	Common Shares: Issued 16,125,000	Common Shares: Authorized 16,125,000

General Motors Southeast Asia Operations Limited	Thailand	General Motors Asia, Inc.	99.994%	Common Shares: Issued 100,000	Common Shares: Authorized 100,000

General Motors Türkiye Limited Sirketi	Turkey	Adam Opel GmbH	99.77%
		General Motors Europe Holdings S.L.	0.23%
Rhodes Otomotive Sanayi ve Ticaret Limited Sirketi	Turkey	Rhodes Holding II, S.a.r.l.	100%

General Motors Africa and Middle East FZE	United Arab Emirates	General Motors Overseas Distribution Corporation	100%	1 Share	N/A

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

06 Ormskirk Limited	United Kingdom	General Motors UK Limited	67.33%
Aftermarket UK Limited	United Kingdom	General Motors Automotive Holdings S.L.	100%
Approach (UK) Limited	United Kingdom	General Motors UK Limited	93.61%
Baker (Crewe) Limited	United Kingdom	General Motors UK Limited	65.26%
Baylis (Gloucester) Limited	United Kingdom	General Motors UK Limited	72%
Berse Road (No. 1) Limited	United Kingdom	GM (UK) Pension Trustees Limited	50%
		Promark Investment Trustees (UK)	50%
Berse Road (No. 2) Limited	United Kingdom	GM (UK) Pension Trustees Limited	50%
		Promark Investment Trustees (UK)	50%

General Motors Limited	United Kingdom	General Motors Asia Pacific Holdings, LLC	77.17%
		General Motors Asia Pacific (Japan) Limited	22.83%
General Motors UK Limited	United Kingdom	VHC Sub Holdings (UK) Ltd.	100%
Global Tooling Service Company Europe Limited	United Kingdom	General Motors Company	100%
GM (UK) Pension Trustees Limited	United Kingdom	General Motors UK Limited	100%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

GM (UK) Unclassified Pension Trustees Limited	United Kingdom	General Motors UK Limited	100%

GM Automotive UK Limited	United Kingdom	Adam Opel GmbH	100%
GM Purchasing Vauxhall UK Limited	United Kingdom	General Motors Company	100%
GM Retirees Pension Trustees Limited	United Kingdom	General Motors UK Limited	100%
GPSC UK Limited	United Kingdom	GM Automotive UK Limited	100%
H.S.H. Limited	United Kingdom	Baylis (Gloucester) Limited	100%
Haines & Strange Limited	United Kingdom	Baylis (Gloucester) Limited	100%
IBC Pension Trustees Limited	United Kingdom	General Motors UK Limited	100%
IBC Vehicles (Distribution) Limited	United Kingdom	IBC Vehicles Limited	99.999%
IBC Vehicles Limited	United Kingdom	GM Automotive UK Limited	100%
Jeffery (Wandsworth) Limited	United Kingdom	General Motors UK Limited	80.3%
Lange (West End) Limited	United Kingdom	General Motors UK Limited	50.94%
Millbrook Land & Co., Limited	United Kingdom	Millbrook Proving Ground Limited	100%
Millbrook Pension Management Limited	United Kingdom	General Motors Automotive UK Limited	100%

Millbrook Proving Ground Limited	United Kingdom	GM Automotive UK Limited	100%
Motors Directors Limited	United Kingdom	General Motors UK Limited	100%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Motors Investments (Caernarfon) Limited	United Kingdom	General Motors UK Limited	100%

Motors Properties Limited	United Kingdom	General Motors UK Limited	100%

Motors Secretaries Limited	United Kingdom	General Motors UK Limited	100%

Pearl (Crawley) Limited	United Kingdom	General Motors UK Limited	82.24%

Promark Global Advisors Limited	United Kingdom	Promark Global Advisors, Inc.	100%	50,001 Shares	51,000 Shares
Promark Investment Trustees Limited	United Kingdom	Promark Global Advisors Limited	100%	2 Shares	100 Shares
Rumble (Bedworth) Limited	United Kingdom	General Motors UK Limited	82.88%

SAAB City Limited	United Kingdom	SAAB Great Britain Limited	100%
SAAB GB Pension Plan Trustees Company Limited	United Kingdom	SAAB Great Britain Limited	100%
SAAB Great Britain Limited	United Kingdom	General Motors UK Limited	100%
SB (Helston) Limited	United Kingdom	General Motors UK Limited	79.37%

Sherwoods (Darlington) Limited	United Kingdom	General Motors UK Limited	77.88%

Skurrays Limited	United Kingdom	General Motors UK Limited	73.68%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Southern (Merthyr) Limited	United Kingdom	General Motors UK Limited	63.84%

VHC Sub-Holdings (UK)	United Kingdom	GM Automotive UK Limited	100%
Vickers (Lakeside) Limited	United Kingdom	General Motors UK Limited	75%

Vision Motors Limited	United Kingdom	General Motors UK Limited	75%

Whitmore’s of Edenbridge Limited	United Kingdom	General Motors UK Limited	85%

Wilson & co. (Motor Sales) Limited	United Kingdom	General Motors UK Limited	56.29%

Superbroad Limited	United Kingdom	General Motors UK Limited	100%
General Motors Uruguay, S.A.	Uruguay	GM LAAM Holdings, LLC	100%	159,967,000 Ordinary Shares	N/A
General Motors Powertrain - Uzbekistan CJSC	Uzbekistan	General Motors Company	51%
		General Motors International Holdings, Inc.	1%
General Motors Venezolana, C.A.	Venezuela	GM LAAM Holdings, LLC	100%	290,012 Shares	N/A
Sistemas de Compra Programada Chevrolet, C.A.	Venezuela	GM LAAM Holdings, LLC	100%	100 Shares	N/A

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Domestic Subsidiaries

Advantage Chevrolet of Bolingbrook, Inc.	Delaware	General Motors Company	75%	10,000 Common Shares	10,000 Common Shares
				30,028 Preferred Shares	30,900 Preferred Shares
Annunciata Corporation	Delaware	General Motors Company	100%	10 Common Shares	100 Common Shares
Argonaut Holdings, Inc.	Delaware	General Motors Company	100%	1,000 Common Shares	1,000 Common Shares
Athens Chevrolet, Inc.	Delaware	General Motors Company	77%	10,340 Common Shares	10,340 Common Shares
				33,940 Preferred Shares	44,840 Preferred Shares
Britain Chevrolet, Inc.	Delaware	General Motors Company	75%	3,500 Common Shares	3,500 Common Shares
				10,340 Preferred Shares	10,487 Preferred Shares
Buick Pontiac GMC of Moosic, Inc.	Delaware	General Motors Company	83%	2,700 Common Shares	2,700 Common Shares
				13,082 Preferred Shares	14,850 Preferred Shares
Carve-Out Ownership Cooperative LLC	Delaware	General Motors Company	100%	N/A (uncertificated)	N/A (uncertificated)

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Champion Chevrolet, Pontiac, Buick, Inc.	Delaware	General Motors Company	71%	5,000 Common Shares	5,000 Common Shares
				12,253 Preferred Shares	13,060 Preferred Shares
Chevrolet of Novato, Inc.	Delaware	General Motors Company	78%	4,000 Common Shares	4,000 Common Shares
				14,200 Preferred Shares	14,200 Preferred Shares
Cole Buick Pontiac GMC	Delaware	Athens Chevrolet, Inc.	100%	12,670 Common Shares	12,670 Common Shares
Curt Warner Chevrolet, Inc.	Delaware	General Motors Company	82%	4,342 Common Shares	4,342 Common Shares
				19,465 Preferred Shares	19,465 Preferred Shares
Danny Beck Chevrolet, Inc.	Delaware	General Motors Company	82%	5,000 Common Shares	5,000 Common Shares
				23,542 Preferred Shares	26,093 Preferred Shares
Dealership Liquidations, Inc.	Delaware	General Motors Company	100%	1 Common Share	1 Common Share
				999 Preferred Shares	999 Preferred Shares

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Delphi Energy and Engine Management Systems UK Overseas Corporation	Delaware	General Motors Overseas Corporation	100%	10,000 Common Shares	30,000 Common Shares
Desert Sun Roswell, Inc.	Delaware	General Motors Company	74%	6,277 Common Shares	6,277 Common Shares
				18,297 Preferred Shares	20,581 Preferred Shares
Dinuba Auto Center, Inc.	Delaware	General Motors Company	82%	7,500 Common Shares	7,500 Common Shares
				34,530 Preferred Shares	42,000 Preferred Shares
DMAX, Ltd.	Ohio	General Motors Company	60%	N/A (uncertificated)	N/A (uncertificated)
Fredericktown Chevrolet Company, Inc.	Delaware	General Motors Company	84%	2,284 Common Shares	2,284 Common Shares
				12,228 Preferred Shares	12,946 Preferred Shares
Galleria Chevrolet-Cadillac, Inc.	Delaware	General Motors Company	100%	4,170 Common Shares	4,170 Common Shares
				23,600 Preferred Shares	23,600 Preferred Shares

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Gateway Chevrolet Motor Company	Delaware	General Motors Company	100%	3,648 Class B Common Shares	15,000 Preferred Shares
					7,000 Class A Common Shares
					8,000 Class B Common Shares
GEMA Automotive, Inc.	Delaware	General Motors Company	76%	8,000 Common Shares	8,000 Common Shares
				25,446 Preferred Shares	32,576 Preferred Shares
General Motors Asia Pacific Holdings, LLC	Delaware	General Motors Company	95.76%	N/A (uncertificated)	N/A (uncertificated)
		General Motors Asia, Inc.	3.6%
		General Motors Overseas Corporation	0.64%
General Motors Asia, Inc.	Delaware	General Motors Company	100%	500 Common Shares	1,000 Common Shares
General Motors China, Inc.	Delaware	General Motors Company	100%	100,000 Common Shares	100,000 Common Shares
General Motors Foundation, Inc.	Michigan	General Motors Company	100%	N/A (uncertificated)	N/A (uncertificated)
General Motors Global Service Operations, Inc.	Delaware	General Motors Company	100%	100 Common Shares	1,000 Common Shares
General Motors International Holdings, Inc.	Delaware	General Motors Company	100%	1000 Common Shares	1,000 Common Shares

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

General Motors Korea, Inc.	Delaware	General Motors Company	100%	1,000 Common Shares	1,000 Common Shares
General Motors MNS Center, LLC	Delaware	General Motors Company	100%	N/A (uncertificated)	N/A (uncertificated)
General Motors Overseas Commercial Vehicle Corporation	Delaware	General Motors Overseas Corporation	100%	10,000 Common Shares	30,000 Common Shares
General Motors Overseas Corporation	Delaware	General Motors Company	100%	2,000 Common Shares	2,000 Common Shares
General Motors Overseas Distribution Corporation	Delaware	General Motors Company	100%	5,000 Common Shares	10,000 Common Shares
General Motors Product Services, Inc.	Delaware	General Motors Company	88.4%	2,150 Common Shares	3,000 Common Shares
		General Motors of Canada Limited	11.6%
General Motors Research Corporation	Delaware	General Motors Company	100%	100 Common Shares	100 Common Shares
General Motors Thailand Investments, LLC	Delaware	General Motors Asia Pacific Holdings, LLC	42%	N/A (uncertificated)	N/A (uncertificated)
		General Motors Australia	50.5%
		GM Holden Ltd.	7.5%
General Motors U.S. Trading Corp.	Nevada	General Motors Company	100%	100 Common Shares	1,000 Common Shares

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

General Sales Company of West Chester, Inc.	Delaware	General Motors Company	62%	15,000 Common Shares	15,000 Common Shares
					30,750 Preferred Shares
				24,161 Preferred Shares
GM APO Holdings, LLC	Delaware	General Motors Asia Pacific Holdings, LLC	100%	N/A (uncertificated)	N/A (uncertificated)
GM Car Company LLC	Delaware	General Motors Company	100%	N/A (uncertificated)	N/A (uncertificated)
GM Components Holdings, LLC	Delaware	General Motors Company	100%	N/A (uncertificated)	N/A (uncertificated)
GM-DI Leasing Corporation	Delaware	General Motors Company	100%	1,000 Common Shares	1,000 Common Shares
				54,000 7% Preferred Shares	60,000 Preferred Shares
GM Eurometals, Inc.	Delaware	General Motors Company	100%	10 Common Shares	100 Common Shares
GM Finance Co. Holdings LLC	Delaware	General Motors Company	100%	N/A (uncertificated)	N/A (uncertificated)
GM GEFS L.P.	Nevada	General Motors Company	99.99%	N/A (uncertificated)	N/A (uncertificated)
		GM Technologies, LLC	0.01%
GM Global Steering Holdings, LLC	Delaware	General Motors Company	100%	N/A (uncertificated)	N/A (uncertificated)

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

GM Global Technology Operations, Inc.	Delaware	GM GEFS L.P.	100	% (common)	9,472 Common Shares	20,000 Common Shares

		General Motors Company	100	% (preferred)	1,000 Preferred Shares	1,000 Preferred Shares
GM Global Tooling Company, Inc.	Delaware	General Motors Company	100%		101 Common Shares	1,000 Common Shares
GM LAAM Holdings, LLC	Delaware	General Motors Asia Pacific Holdings, LLC	100%		N/A (uncertificated)	N/A (uncertificated)
GM Overseas Funding, LLC	Delaware	General Motors of Canada Limited	100%		N/A (uncertificated)	N/A (uncertificated)
GM Personnel Services, Inc.	Delaware	General Motors Company	100%		100 Common Shares	500 Common Shares
GM Preferred Finance Co. Holdings LLC	Delaware	General Motors Company	100%		N/A (uncertificated)	N/A (uncertificated)
GM Preferred Receivables LLC	Delaware	GM Preferred Finance Co. Holdings LLC	100%		N/A (uncertificated)	N/A (uncertificated)
GM Subsystems Manufacturing, LLC	Delaware	General Motors Company	100%		N/A (uncertificated)	N/A (uncertificated)
GM Supplier Receivables LLC	Delaware	General Motors Company	100%		100% of Membership Interests	100% of Membership Interests
GM Technologies, LLC	Delaware	General Motors Company	100%		N/A (uncertificated)	N/A (uncertificated)
GM Warranty LLC	Delaware	General Motors Company	100%		100% of Membership Interests	100% of Membership Interests
GMAC Common Equity Trust I	Delaware	General Motors Company	100%		N/A (uncertificated)	N/A (uncertificated)
GMEH Holding, LLC	Delaware	General Motors International Holdings, LLC	100%		N/A (uncertificated)	N/A (uncertificated)

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

GMETR Trade Receivables LLC	Delaware	General Motors Company	100%	N/A (uncertificated)	N/A (uncertificated)
GMOC Administrative Services Corporation	Delaware	General Motors Overseas Corporation	100%	N/A (uncertificated)	N/A (uncertificated)
GMODC Receivables Funding LLC	Delaware	General Motors Overseas Distribution Corporation	100%	N/A (uncertificated)	N/A (uncertificated)
GMODC Trade Receivables LLC	Delaware	General Motors Overseas Distribution Corporation	100%	N/A (uncertificated)	N/A (uncertificated)
Grand Pointe Holdings, Inc.	Michigan	WRE, Inc.	100%	1,000 Common Shares	1,000 Common Shares
Joe Morgan Chevrolet-Cadillac, Inc.	Delaware	General Motors Company	61%	3,140 Common Shares	3,140 Common Shares
				4,830 Preferred Shares	7,325 Preferred Shares
JS Folsom Automotive, Inc.	Delaware	General Motors Company	61%	20,001 Common Shares	20,001 Common Shares
				31,520 Preferred Shares	34,196 Preferred Shares
Koneyren, Inc.	Michigan	General Motors Company	100%	2,000 Common Shares	10,000 Common Shares
Las Cruces Automotive Group, Inc.	Delaware	General Motors Company	81%	18,868 Common Shares	18,868 Common Shares
				82,710 Preferred Shares	106,920 Preferred Shares

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Lease Ownership Cooperative LLC	Delaware	General Motors Company	100%	N/A (uncertificated)	N/A (uncertificated)
Lidlington Engineering Company, Ltd.	Delaware	General Motors Overseas Corporation	100%	74 Class A Common Shares	74 Class A Common Shares
					26 Class B Common Shares
Mangino Chevrolet, Inc.	Delaware	General Motors Company	82%	2,000 Common Shares	2,000 Common Shares
				9,265 Preferred Shares	10,770 Preferred Shares
Metal Casting Technology, Inc.	Delaware	General Motors Company	51%	250 Common Shares	1,000 Common Shares
Milton Chevrolet, Inc. (Sobh-Locklear Chevrolet)	Delaware	General Motors Company	74%	4,177 Common Shares	4,177 Common Shares
				12,037 Preferred Shares	23,671 Preferred Shares
Monetization of Carve-Out, LLC	Delaware	General Motors Company	100%	N/A (uncertificated)	N/A (uncertificated)
Moran Cadillac-GMC, Inc.	Delaware	General Motors Company	76%	32,313 Common Shares	32,313 Common Shares
				103,476 Preferred Shares	129,412 Preferred Shares
Moran-Chevrolet, Inc.	Delaware	Moran Cadillac-GMC, Inc.	100%	128,546 Common Shares	128,546 Common Shares

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Morris Pontiac-GMC, Inc.	Delaware	General Motors Company	68%	10,208 Common Shares	10,208 Common Shares
				21,943 Preferred Shares	28,252 Preferred Shares
Motors Holding San Fernando Valley, Inc.	Delaware	General Motors Company	100%	10 Shares	100 Shares
Multi-Use Lease Entity Trust	Delaware	Lease Ownership Cooperative LLC	100%	N/A (uncertificated)	N/A (uncertificated)
North American New Cars, Inc.	Delaware	Auto Lease Finance Corporation	100%	90 Shares	800 Shares
OnStar Global Services Corporation	Delaware	Onstar, LLC	100%	1 Common Share	100 Common Shares
OnStar, LLC	Delaware	General Motors Company	100%	N/A (uncertificated)	N/A (uncertificated)
PIMS Co.	Delaware	General Motors Company	100%	10 Common Shares	100 Common Shares
Project Rhodes Holding Corporation	Delaware	GM Global Steering Holdings LLC	100%	100 Shares	10,000,000 Shares
Promark Global Advisors, Inc.	Delaware	General Motors Company	100%	1,000 Shares	1,000 Shares
Promark Investment Advisors, Inc.	Delaware	Promark Global Advisors, Inc.	100%	1,000 Shares	3,000 Shares
Promark Real Estate Advisors, LLC	Delaware	Promark Investment Advisors, Inc.	100%	N/A (uncertificated)	N/A (uncertificated)
Promark Trust Bank, N.A.	New York	Promark Global Advisors, Inc.	100%

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Renton Cadillac Pontiac GMC, Inc.	Delaware	General Motors Company	81%	26,138 Preferred Shares	28,250 Preferred Shares
				6,000 Common Shares	6,000 Common Shares
San Patricio Automotive Group, Inc.	Delaware	General Motors Company	63%	4,290 Common Shares	4,290 Common Shares

				7,268 Preferred Shares	17,157 Preferred Shares
Saturn County Bond Corporation	Delaware	General Motors Company	100%	1,000 Common Shares	1,000 Common Shares
Slaughter Motor Company, Inc.	Delaware	General Motors Company	84%	14,435 Common Shares	14,435 Common Shares
				76,282 Preferred Shares	81,801 Preferred Shares
Smokey Point Buick Pontiac GMC, Inc.	Delaware	General Motors Company	72%	5,050 Common Shares	5,050 Common Shares
				12,965 Preferred Shares	15,950 Preferred Shares
Steering Solutions Corporation	Delaware	Project Rhodes Holding Corporation	100%	100 Shares	1,000 Shares
Steering Solutions Expat Holding Corporation	Delaware	Steering Solutions Corporation	100%	100 Shares	1,000 Shares
Steering Solutions IP Holding Corporation	Delaware	Steering Solutions Corporation	100%	100 Shares	1,000 Shares

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Steering Solutions Services Corporation	Delaware	Steering Solutions Corporation	100%	100 Shares	1,000 Shares
Superior Chevrolet, Inc.	Delaware	General Motors Company	84%	2,610 Common Shares	2,610 Common Shares
				14,014 Preferred Shares	14,014 Preferred Shares
Taft Automotive, Inc.	Delaware	General Motors Company	70%	4,000 Common Shares	4,000 Common Shares
				9,134 Preferred Shares	10,523 Preferred Shares
The DeCuir Group, Inc.	Delaware	General Motors Company	67%	3,750 Common Shares	3,750 Common Shares
				7,639 Preferred Shares	11,214 Preferred Shares
Todd Wenzel Chevrolet, Inc.	Delaware	General Motors Company	79%	9,750 Common Shares	9,750 Common Shares
				37,274 Preferred Shares	40,935 Preferred Shares
Trimarco Pontiac-Buick-GMC, Inc. (Gary Trimarco Automotive)	Delaware	General Motors Company	78%	3,000 Common Shares	3,000 Common Shares
				10,624 Preferred Shares	17,000 Preferred Shares

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Truck and Bus Engineering U.K., Limited	Delaware	General Motors Overseas Corporation	100%	26 Class B Common Shares	74 Class A Common Shares
					26 Class B Common Shares
Vehicle Asset Universal Leasing Trust	Delaware	General Motors Company	100%	N/A (uncertificated)	N/A (uncertificated)
Vence Lone Star Motors, Inc.	Delaware	General Motors Company	100%	4,867 Common Shares	4,867 Common Shares
				13,378 Preferred Shares	13,378 Preferred Shares
VM North America, Inc.	Delaware	VM Motori S.p.a.	100%	1,000 Shares	100,000 Shares
WRE, Inc.	Michigan	General Motors Company	100%	20,000 Common Shares	50,000 Common Shares
Crash Avoidance Metrics Partnerships	Michigan	General Motors Company	50%	N/A (uncertificated)	N/A (uncertificated)
IUE-GM National Joint Skill Development and Training Committee	Ohio	General Motors Company	50%	N/A (uncertificated)	N/A (uncertificated)
HRL Laboratories LLC	Delaware	General Motors Company	50%	N/A (uncertificated)	N/A (uncertificated)
Friendly Motors, Inc.	Delaware	General Motors Company	83%	6,562 Common Shares	6,562 Common Shares
				31,158 Preferred Shares	37,190 Preferred Shares
Coach Insignia LLC	Michigan	Riverfront Holdings Phase II, Inc.	66.7%	N/A (uncertificated)	N/A (uncertificated)

Confidential Treatment Requested by General Motors Company Pursuant to the Freedom of Information Act, the Access

to Information Act and the Freedom of Information and Protection of Privacy Act, respectively.

Riverfront Holdings III, Inc.	Delaware	Riverfront Holdings, Inc.	100%	10 Common Shares	100 Common Shares

Riverfront Holdings Phase II, Inc.	Delaware	Riverfront Holdings, Inc.	100%	1,000 Common Shares	1,000 Common Shares

					1,000 Preferred Shares
Riverfront Holdings, Inc.	Delaware	General Motors Company	100%	1 Common Share	30,010 Common Shares
Andiamo Riverfront LLC	Michigan	Riverfront Holdings Phase II, Inc.	50%	N/A (uncertificated)	N/A (uncertificated)
Renaissance Center Management Company	Delaware	Riverfront Holdings, Inc.	90.9 (represents ownership of %	100 Preferred Shares	1,000 Common Shares
			preferred shares)		100 Preferred Shares
Rhodes I, LLC	Delaware	Rhodes Holding II, S.a.r.l.	100%
Rhodes II, LLC	Delaware	Rhodes Holding II, S.a.r.l.	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 3.16

Ownership of Covered Group Members

Loan Party	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
Capitalization of Loan Parties

Annunciata Corporation	Corporation	Delaware	General Motors LLC	100%

Argonaut Holdings, Inc.	Corporation	Delaware	General Motors LLC	100%

General Motors Asia Pacific Holdings, LLC	Limited Liability Company	Delaware	General Motors LLC General Motors Asia, Inc. General Motors Overseas Corporation	93.616% 1.292% 5.092%

General Motors Asia, Inc.	Corporation	Delaware	General Motors LLC	100%

General Motors International Holdings, Inc.	Corporation	Delaware	General Motors LLC	100%

General Motors Holdings LLC	Limited Liability Company	Delaware	General Motors Company	100%

General Motors LLC	Limited Liability Company	Delaware	General Motors Holdings LLC	100%

General Motors Overseas Corporation	Corporation	Delaware	General Motors LLC	100%

General Motors Overseas Distribution Corporation	Corporation	Delaware	General Motors LLC	100%

General Motors Product Services, Inc.	Corporation	Delaware	General Motors LLC General Motors of Canada Limited	88.4% 11.6%

General Motors Research Corporation	Corporation	Delaware	General Motors LLC	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Loan Party	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
GM APO Holdings, LLC	Limited Liability Company	Delaware	General Motors Asia Pacific Holdings, LLC	100%

GM Components Holdings, LLC	Limited Liability Company	Delaware	General Motors LLC	100%

GM Eurometals, Inc.	Corporation	Delaware	General Motors LLC	100%

GM Finance Co. Holdings LLC	Limited Liability Company	Delaware	General Motors LLC	100%

GM GEFS L.P.	Limited Partnership	Nevada	General Motors LLC GM Technologies, LLC	99.99% 0.01%

GM Global Steering Holdings, LLC	Limited Liability Company	Delaware	General Motors LLC	100%

GM Global Technology Operations, Inc.	Corporation	Delaware	General Motors LLC	100%

GM Global Tooling Company, Inc.	Corporation	Delaware	General Motors LLC	100%

GM LAAM Holdings, LLC	Limited Liability Company	Delaware	General Motors Asia Pacific Holdings, LLC	100%

GM Preferred Finance Co. Holdings LLC	Limited Liability Company	Delaware	General Motors LLC	100%

GM Subsystems Manufacturing, LLC	Limited Liability Company	Delaware	General Motors LLC	100%

GM Technologies, LLC	Limited Liability Company	Delaware	General Motors LLC	100%

GM-DI Leasing Corporation	Corporation	Delaware	General Motors LLC	100%

GMOC Administrative Services Corporation	Corporation	Delaware	General Motors Overseas Corporation	100%

Grand Pointe Holdings, Inc.	Corporation	Michigan	WRE, Inc.	100%

OnStar, LLC	Limited Liability Company	Delaware	General Motors LLC	100%

Riverfront Holdings, Inc.	Corporation	Delaware	General Motors LLC	100%

Riverfront Holdings Phase II, Inc.	Corporation	Delaware	Riverfront Holdings, Inc.	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
Capitalization of Additional Covered Group Members

Chevrolet Sociedad Anonima de Ahorro para Fines Determinados		Argentina	GM LAAM Holdings, LLC General Motors Overseas Distribution Corporation	90% 10%

General Motors Argentina S.r.l.		Argentina	General Motors Chile Industria Automotriz Limitada GM LAAM Holdings, LLC Suzuki	94.99% 4.61% 0.4%

General Motors Australia Ltd.		Australia	General Motors Overseas Corporation	100%

General Motors Investments Pty. Ltd.		Australia	General Motors Australia Ltd.	100%

GM Holden Ltd.		Australia	General Motors Australia Ltd.	100%

General Motors Holden Sales Pty. Limited		Australia	GM Holden Ltd.	100%

Salmon Street Ltd.		Australia	GM Holden Ltd. General Motors Holden Sales Pty Limited	80% 20%

Funcap-Comercio e Administracao de Bens Moveis e Valores Ltda.		Brazil	General Motors do Brasil Ltda. Da Silveira Pinheiro Neto, Jose Carlos	99.9% 0.1%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
General Motors do Brasil Ltda.		Brazil	GM LAAM Holdings, LLC Ardila Jaime; Da Silveira Pinheiro Neto, Jose Carlos; Mariani, Sandra (1 share each)	99.999% 0.001%

GM Factoring Sociedade de Fomento Comercial Ltda.		Brazil	General Motors do Brasil Ltda. Mariani, Sandra	99.9% 0.1%

GM International Sales Ltd.		Cayman Islands	General Motors Overseas Distribution Corporation	100%

General Motors Chile Industria Automotriz Limitada		Chile	GM Inversiones Santiago Limitada GM LAAM Holdings, LLC	99.9% 0.1%

GM Inversiones Santiago Limitada		Chile	GM LAAM Holdings, LLC General Motors Chile Industria Automotriz Limitada	99.99% 0.01%

General Motors (China) Investment Company Limited		China	General Motors China, Inc.	100%

General Motors Warehousing and Trading (Shanghai) Co. Ltd.		China	General Motors China, Inc.	100%

General Motors (Hong Kong) Company Limited		China	General Motors China, Inc.	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
General Motors - Colmotores S.A.		Colombia	GM LAAM Holdings, LLC Suzuki Itochu Local Shareholders	92.53% 2.29% 1.58% 3.80%

General Motors del Ecuador S.A.		Ecuador	GM LAAM Holdings, LLC General Motors Overseas Distribution Corporation	99.9% 0.1%

Holdcorp S.A.		Ecuador	Omnibus BB Transportes, S.A. General Motors del Ecuador S.A.	99.999% 0.001%

Omnibus BB Transportes, S.A.		Ecuador	GM LAAM Holdings, LLC General Motors del Ecuador S.A. Chipper Investments L.L.C. Empronorte Overseas Holding Dine, S.A. Itochu Latin America Minida L.L.C. Shatzi L.L.C.	40.085% 11.087% 0.757% 7.459% 34.097% 5.001% 0.757% 0.758%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
Elasto S.A.		Ecuador	Omnibus BB Transportes, S.A. General Motors del Ecuador S.A. Alamo Investment, Inc. Avendano Ricardo Chipper Investments L.L.C. Minda L.L.C. Shatzi L.L.C.	56% 15.2% 20% 0.8% 2.667% 2.667% 2.667%

GM Auslandprojekte GmbH		Germany	Opel Eisenach GmbH	100%

Chevrolet Sales India Private Ltd.		India	General Motors Overseas Distribution Corporation General Motors International Holdings, Inc.	99.99% 0.01%

General Motors India Private Ltd		India	General Motors Asia Pacific Holdings, LLC GM Holden Ltd.	99.53% 0.47%

P.T. GM AutoWorld Indonesia		Indonesia	P.T. General Motors Indonesia Arif Pramadana	99.9996% 0.0004%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
P.T. General Motors Indonesia		Indonesia	General Motors Asia Pacific Holdings, LLC GM Holden Ltd.	79% 21%

General Motors Israel Ltd.		Israel	GM LAAM Holdings, LLC	100%

GM-UMI Technology Research and Development Ltd.		Israel	GM LAAM Holdings, LLC Universal Motors Israel Ltd.	51% 49%

General Motors Asia Pacific (Japan) Limited		Japan	General Motors LLC	100%

GM AutoWorld Yugen Kaisha		Japan	General Motors LLC	100%

General Motors East Africa Limited		Kenya	General Motors Asia Pacific Holdings, LLC Centrum Investment Co. Ltd. Itochu Corp. ICDC	57.7% 17.8% 4.5% 20%

GM AutoWorld Korea Co. Ltd.		Korea	General Motors Asia, Inc.	100%

GM Korea Co., Ltd.		Korea	General Motors Korea, Inc.	100%

Cadillac Polanco, S.A. de C.V.		Mexico	Controladora ACDelco S.A. de C.V. Controladora General Motors, S.A. de C.V.	99.9999% 0.0001%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
Controladora ACDelco S.A. de C.V.		Mexico	Controladora General Motors, S.A. de C.V. General Motors de México, S. de R.L. de C.V.	99.9999% 0.0001%

Controladora General Motors, S.A. de C.V.		Mexico	General Motors Overseas Distribution Corporation Sistemas para Automotores de México, S. de R.L. de C.V.	99.9999% 0.0001%

General Motors de Mexico, S. de R.L. de C.V.		Mexico	Controladora General Motors, S.A. de C.V. Sistemas para Automotores de México, S. de R.L. de C.V.	99.9999% 0.0001%

GMAC Holding S.A. de C.V.		Mexico	Controladora General Motors, S.A. de C.V. Sistemas para Automotores de México, S. de R.L. de C.V.	99.999% 0.001%

Sistemas para Automotores de Mexico, S. de R.L. de C.V.		Mexico	Controladora General Motors, S.A. de C.V. General Motors de México, S. de R.L. de C.V.	99.86% 0.14%

Holden New Zealand Limited		New Zealand	General Motors LLC	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
General Motors Peru S.A.		Peru	General Motors Inversiones Santiago Ltda. General Motors Overseas Distribution Corporation General Motors Overseas Corporation	99.994% 0.004% 0.002%

General Motors Automobiles Philippines, Inc.		Philippines	General Motors LLC Francis M. Burdett Stephen K. Carlisle Loreto C. Cruz Teodoro D. Regala Stephen Nicholas Small	99.999% 0.0018% 0.0018% 0.0018% 0.0018% 0.0018%

General Motors Auto LLC		Russia	GM Auslandprojekte GmbH General Motors CIS, LLC	99.90% 0.10%

General Motors Asia Pacific (Pte) Ltd.		Singapore	General Motors LLC	100%

BOCO (Proprietary) Limited		South Africa	GM LAAM Holdings, LLC	100%

General Motors South Africa (Pty) Limited		South Africa	BOCO (Proprietary) Limited	100%

GM Plats (Proprietary) Limited		South Africa	General Motors Asia Pacific Holdings, LLC	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
General Motors Automotive Holdings, S.L.		Spain	General Motors International Holdings, Inc. General Motors LLC General Motors of Canada Limited	77.53% 11.34% 11.13%

General Motors Europe AG		Switzerland	General Motors Automotive Holdings S.L.	100%

General Motors Taiwan Ltd.		Taiwan	GM APO Holdings, LLC Kung-Chou Chu Arne Engel Terence B. Johnsson Bright Lin Jerry Lin Barbara A. Lister-Tait	99.9999% 0.00000012% 0.00000012% 0.00000012% 0.00000012% 0.00000012% 0.00000012%

Tai Jin International Automotive Distribution Co. Ltd.		Taiwan	General Motors China, Inc.	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
General Motors (Thailand) Limited		Thailand	General Motors Thailand Investments LLC Stephen K. Carlisle Kenneth Joseph Cavanaugh Raymundo Garza Somnuek Ngamtrakulchol Stephen Nicholas Small Antonio Pantaleon Zara, III	99.9999917% 0.00000138% 0.00000138% 0.00000138% 0.00000138% 0.00000138% 0.00000138%

Chevrolet Sales (Thailand) Limited		Thailand	General Motors Asia, Inc. Stephen K. Carlisle Kenneth Joseph Cavanaugh Raymundo Garza Somnuek Ngamtrakulchol Stephen Nicholas Small Antonio Pantaleon Zara, III	99.9999186% 0.00001357% 0.00001357% 0.00001357% 0.00001357% 0.00001357% 0.00001357%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
General Motors Powertrain (Thailand) Limited		Thailand	General Motors Asia Pacific Holdings, LLC Stephen K. Carlisle Kenneth Joseph Cavanaugh Raymundo Garza Gerry L. Hargrove Stephen Nicholas Small Antonio Pantaleon Aguila Zara	99.9999627% 0.0000062% 0.0000062% 0.0000062% 0.0000062% 0.0000062% 0.0000062%

General Motors Southeast Asia Oeprations Limited		Thailand	General Motors Asia, Inc. Stephen K. Carlisle Kenneth Joseph Cavanaugh Raymundo Garza Somnuek Ngamtrakulchol Stephen Nicholas Small Antonio Pantaleon Zara	99.994% 0.001% 0.001% 0.001% 0.001% 0.001% 0.001%

General Motors Africa and Middle East FZE		United Arab Emirates	General Motors Overseas Distribution Corporation	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
GM GPSC UK Limited		United Kingdom	General Motors Automotive Holdings S.L.	100%

Global Tooling Service Company Europe Limited		United Kingdom	General Motors LLC	100%

General Motors Limited		United Kingdom	General Motors Asia Pacific Holdings, LLC General Motors Asia Pacific (Japan) Limited	77.17% 22.83%

Aftermarket UK Limited		United Kingdom	General Motors Automotive Holdings S.L.	100%

General Motors Uruguay, S.A.		Uruguay	GM LAAM Holdings, LLC	100%

Sustemas de Compra Programada Chevrolet, C.A.		Venesuela	GM LAAM Holdings, LLC	100%

General Motors Venezolana, C.A.		Venezuela	GM LAAM Holdings, LLC	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 3.21

Jurisdictions and Recording Offices

A. UCC Filing Jurisdictions and Offices

Entity	Form of Organization	Jurisdiction of Organization	Filing Jurisdiction and Filing Office
Annunciata Corporation	Corporation	Delaware	Delaware – Secretary of State
Argonaut Holdings, Inc.	Corporation	Delaware	Delaware – Secretary of State
General Motors Asia Pacific Holdings, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State
General Motors Asia, Inc.	Corporation	Delaware	Delaware – Secretary of State
General Motors International Holdings, Inc.	Corporation	Delaware	Delaware – Secretary of State
General Motors Holdings LLC	Limited Liability Company	Delaware	Delaware – Secretary of State
General Motors Overseas Corporation	Corporation	Delaware	Delaware – Secretary of State
General Motors Overseas Distribution Corporation	Corporation	Delaware	Delaware – Secretary of State
General Motors Product Services, Inc.	Corporation	Delaware	Delaware – Secretary of State
General Motors Research Corporation	Corporation	Delaware	Delaware – Secretary of State
GM APO Holdings, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State
GM Components Holdings, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State
GM Eurometals, Inc.	Corporation	Delaware	Delaware – Secretary of State
General Motors LLC	Limited Liability Company	Delaware	Delaware – Secretary of State
GM Finance Co. Holdings LLC	Limited Liability Company	Delaware	Delaware – Secretary of State
GM GEFS L.P.	Limited Partnership	Nevada	Nevada – Secretary of State

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Entity	Form of Organization	Jurisdiction of Organization	Filing Jurisdiction and Filing Office
GM Global Steering Holdings, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State
GM Global Technology Operations, Inc.	Corporation	Delaware	Delaware – Secretary of State
GM Global Tooling Company, Inc.	Corporation	Delaware	Delaware – Secretary of State
GM LAAM Holdings, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State
GM Preferred Finance Co. Holdings LLC	Limited Liability Company	Delaware	Delaware – Secretary of State
GM Subsystems Manufacturing, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State
GM Technologies, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State
GM-DI Leasing Corporation	Corporation	Delaware	Delaware – Secretary of State
GMOC Administrative Services Corporation	Corporation	Delaware	Delaware – Secretary of State
Grand Pointe Holdings, Inc.	Corporation	Michigan	Michigan – Secretary of State
OnStar, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State
Riverfront Holdings, Inc.	Corporation	Delaware	Delaware – Secretary of State
Riverfront Holdings Phase II, Inc.	Corporation	Delaware	Delaware – Secretary of State

B. Intellectual Property Filing Offices
U.S. Patent and Trademark Collateral	United States Patent and Trademark Office
U.S. Copyright Collateral	United States Copyright Office

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

COMPANY PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 3.28

Excluded Collateral

EXCLUDED COLLATERAL

Set forth on Schedule 3.28 is a complete and accurate list of the types of Property of the Loan Parties that shall be excluded from the Collateral (collectively, “Excluded Collateral”):

(i)	any property to the extent that a grant of security interest therein (a) is prohibited by any Applicable Law, or requires a consent pursuant to Applicable Law that has not been obtained from any Governmental Authority, or (b) is contractually prohibited, or constitutes a breach or default under or results in the termination of any contract (except to the extent that such contract or the related prohibitive provisions therein are ineffective under the New York Uniform Commercial Code or other Applicable Law) or requires a consent from any other Person (other than the Borrower or any of its Subsidiaries) that has not been obtained, (c) in the case of any investment property (as such term is defined in the Uniform Commercial Code), is prohibited under any applicable organizational, constitutive, shareholder or similar agreement (except to the extent that such agreement or the related prohibitive provisions therein are ineffective under the Uniform Commercial Code or other Applicable Law);

(ii)	more than (a) 65% of the voting equity in any Foreign 956 Subsidiary and (b) more than 65% or such greater percentage of the voting equity in any Domestic 956 Subsidiary or Other Foreign 956 Subsidiary whose pledge would result in an indirect pledge of more than 65% of any Foreign 956 Subsidiary’s total outstanding voting equity, in each case, except for any additional equity that was pledged under the Existing UST Term Loan Agreement.

(iii)	any Capital Stock or other Property of any Excluded Subsidiary;

(iv)	any Capital Stock owned by the Borrower or any Guarantor in any of the Subsidiaries identified on Annex 1 hereto;

(v)	assets that give rise to tax-exempt interest income within the meaning of Section 265(a)(2) of the Internal Revenue Code of 1986, as amended from time to time;

(vi)

any property (including any tangible embodiments of Intellectual Property that may be affixed to or embodied in any property), including any Capital Stock, to the extent that the Borrower or any other Loan Party has assigned, pledged, or otherwise granted a security interest in or with respect to such property to secure

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

COMPANY PURSUANT TO THE FREEDOM OF INFORMATION ACT

any indebtedness or any other obligations prior to the Effective Date, to the extent that a grant of a security interest therein is contractually prohibited, or constitutes a breach or default under or results in the termination of any contract, or requires a consent from any other Person (other than the Borrower or any of its Affiliates) that has not been obtained;

(vii)	any property, including cash and cash equivalents, (x) pledged or deposited in connection with insurance, including worker’s compensation, unemployment insurance or other types of social security or pension benefits, (y) pledged or deposited to secure the performance of bids, tenders, statutory obligations, and surety, appeal, customs or performance bonds and similar obligations, or (z) pledged or deposited to secure reimbursement obligations in respect of letters of credit issued to support any obligations or liabilities described in clauses (x) or (y) above;

(viii)	any property of the Borrower or any Guarantor acquired with (a) funds obtained from the Government of the United States, including proceeds of any loan obtained under Section 136 of the EISA (as defined in the UST Loan Agreement) or (b) under any other government programs or using other government funds, including proceeds of government loans, contracts, grants, cooperative agreements, or cooperative research and development agreements, to the extent that a grant of a security interest therein is contractually prohibited, or constitutes a breach or default under or results in the termination of any contract or precludes eligibility for funding described in clauses (a) or (b) above or requires a consent from any other person (other than the Borrower or any of its affiliates) that has not been obtained;

(ix)	motor vehicles owned situated in a jurisdiction in which the perfection of a security interest is excluded from the Uniform Commercial Code;

(x)	any property that is subject to a purchase option granted to any dealer of the Borrower’s or any North American Group Members’ products with respect to the related dealership Properties;

(xi)	all intent-to-use trademark applications owned by each North American Group Member for which neither a statement of use nor amendment to allege use has been filed are deemed Collateral, except that such applications shall constitute Excluded Collateral but only for as long as (and only to the extent that) the grant of a security interest therein would invalidate or terminate such applications and provided that such applications will automatically become Collateral and be subject to the terms and conditions of the Agreement once a statement of use or an amendment to allege use has been filed and accepted; and

(xii)	to the extent not otherwise included, all proceeds, including cash proceeds (as each such term is defined in the Uniform Commercial Code), and products of Excluded Collateral, in whatever form, including cash or cash equivalents.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

COMPANY PURSUANT TO THE FREEDOM OF INFORMATION ACT

Annex 1 to Schedule 3.28

EXCLUDED COLLATERAL

THE ENTIRE OUTSTANDING CAPITAL STOCK OF THE FOLLOWING

SUBSIDIARIES AND JOINT VENTURES:

Entity Name	Jurisdiction of Organization
a. Domestic Entities
Andiamo Riverfront, LLC	Michigan
Aviation Spectrum Resource Holdings, Incorporated	Delaware
Citrix (TXS) Systems, Inc.	Delaware
Cole Buick Pontiac GMC	Delaware
Coach Insignia LLC	Michigan
Coskata Inc.	Delaware
Detroit Investment Fund, L.P.	Delaware
DMAX Ltd.	Ohio
Electric Scientific, Inc.	Delaware
Gabriel Venture Partners	Delaware
Promark Global Advisors, Inc. (formerly known as General Motors Asset Management Corporation)	Delaware
General Motors China, Inc.	Delaware
Promark Investment Advisors, Inc. (formerly known as General Motors Investment Management Corporation)	Delaware
General Motors Foundation, Inc.	Michigan
General Motors Korea, Inc.	Delaware
General Motors MNS Center, LLC	Delaware
General Motors Overseas Corporation	Delaware
Promark Trust Bank, National Association (formerly known as General Motors Trust Bank, National Association)	New York
GM Overseas Funding, LLC	Delaware
GM Supplier Receivables LLC	Delaware
Promark Real Estate Advisors, LLC (formerly known as GMAM Real Estate I, LLC)	Delaware
GMEH Holding LLC	Delaware
GMETR Trade Receivables LLC	Delaware
GMODC Trade Receivables LLC	Delaware
Grand Pointe Holdings, Inc.	Michigan
HRL Laboratories LLC	Delaware
Mascoma Corporation	Delaware
Moran Chevrolet, Inc.	Delaware
Multi-Use Lease Entity Trust	Delaware

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

COMPANY PURSUANT TO THE FREEDOM OF INFORMATION ACT

NJDOI/GMAM Core Plus Real Estate Investment Program, L.P.	Delaware
NJDOI/GMAM High Grade Partners II, L.P.	Delaware
NJDOI/GMAM Opportunistic Real Estate Investment Program L.P.	Delaware
North American New Cars, Inc.	Delaware
Pentastar Aviation Charter, Inc. (formerly Automotive Air Charter, Inc.)	Delaware
Performance Equity Management, LLC	Delaware
San Fernando Valley Automotive, LLC	Delaware
Saturn County Bond Corporation	Delaware
Segway Inc.	Delaware
United States Advanced Battery Consortium LLC	Michigan
United States Automotive Materials Partnership, LLC	Michigan
Vehicle Recycling Partnership LLC	Michigan
VM North America, Inc.	Delaware
Wind Point Systems, Inc.	Delaware
Vehicle Asset Universal Leasing Trust	Delaware
GMAC Common Equity Trust I	Delaware
Steering Solutions Corporation	Delaware
Steering Solutions Expat Holding Corporation	Delaware
Steering Solutions IP Holding Corporation	Delaware
Steering Solutions Services Corporation	Delaware
Project Rhodes Holding Corporation	Delaware
IUE-GM National Joint Skill Development and Training Committee	Ohio
Rhodes I, LLC	Delaware
Rhodes II, LLC	Delaware
Global Human Body Models Consortium, LLC	Delaware

b. Foreign Entities
Al Mansour Automotive S.A.E.	Egypt
Auto Lease Finance Corporation	Cayman Islands
Automobile Swoboda Alpenstrasse GmbH	Austria
BOCO (Proprietary) Limited	Republic of South Africa
Chevrolet S.A. De Ahorra Para Fines Determinados	Argentina
Chevrolet Sales India Private Ltd.	India
FIAT – GM Powertrain Polska SP. Z.o.o	Poland
General International Limited	Bermuda
General Motors Africa and Middle East FZE	United Arab Emirates
General Motors Asia Pacific (Pte.) Ltd.	Singapore

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

COMPANY PURSUANT TO THE FREEDOM OF INFORMATION ACT

General Motors Australia Limited	Australia
General Motors (China) Investment Company Limited	China
General Motors Coordination Center BVBA	Belgium
GM Daewoo Auto & Technology Company	Korea
General Motors Egypt S.A.E.	Egypt
General Motors India Private Limited	India
General Motors Investment Services Company N.V.	Belgium
General Motors Korea Co. Ltd.	Korea
General Motors Limited	U.K.
General Motors Nigeria Ltd.	Nigeria
General Motors Nova Scotia Investments Ltd.	Canada
General Motors Thailand Ltd	Thailand
General Motors Uzbekistan CJSC	Uzbekistan
General Motors Powertrain Uzbekistan – CJSC	Uzbekistan
General Motors Venezolana C.A.	Venezuela
General Motors (Hong Kong) Company Limited	China
Global Tooling Company Europe Limited	U.K.
Promark Global Advisors Limited (formerly known as GM Asset Management (UK) Limited)	U.K.
GM Auslandprojekte GmbH	Germany
GM AutoWorld Yugen Kaisha	Japan
GM GEFS Holdings Canada ULC	Canada
GM GEFS Holdings (CHC4) ULC	Canada
GM International Sales	Cayman Islands
GM Plats (Proprietary) Limited	Republic of South Africa
GM Purchasing Vauxhall UK Limited	U.K.
General Motors Warehousing and Trading (Shanghai) Co. Ltd.	China
GMI Diesel Engineering Limited	Japan
GM-Isuzu Camiones Andinos de Colombia Ltd.	Colombia
GM-Isuzu Camiones Andinos del Ecuador	Ecuador
GM-UMI Technology Research and Development Ltd.	Israel
Hicom Chevrolet	Malaysia
Hydrogenics Corporation	Canada
IBC Pension Trustees Limited	U.K.
Industries Mechaniques Maghrebines S.A.	Tunisia
LCV Platform Engineering Corp.	Japan
MAC International FZCO	United Arab Emirates
Millbrook Pension Management Limited	U.K.
Pan Asia Technical Automotive Center Company	China
P.T. Mesin Isuzu Indonesia	Indonesia
SAIC GM Wuling Automobile Ltd	China

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

COMPANY PURSUANT TO THE FREEDOM OF INFORMATION ACT

Sarmiento 1113 S.A.	Argentina
Shanghai General Motors Corporation	China
Shanghai GM Dongyue Motors Co Ltd	China
Shanghai GM Dongyue Powertrain	China
Shanghai GM (Shenyang) Norsom Motors Co Limited	China
Sistemas De Compra Programada Chevrolet, C.A.	Venezuela
Tai Jin International Automotive Distribution Co., Ltd	Taiwan
Universal Motors Israel	Israel
Rhodes Holding I Sarl	Luxembourg
FAW-GM Light Duty Commercial Vehicle Company Limited	China

THE OUTSTANDING CAPITAL STOCK OF THE FOLLOWING FIRST-TIER

FOREIGN SUBSIDIARIES AND JOINT VENTURES REPRESENTED AS A

PERCENTAGE OF THE ENTIRE OUTSTANDING CAPITAL STOCK AS SET

FORTH BELOW:

Name of Entity	Jurisdiction of Organization	Percentage of Total Capital Stock Owned by Borrower or a Loan Party and Not Pledged:
Adam Opel GmbH	Germany	91.3%
Chevrolet Sales (Thailand) Ltd.	Thailand	35%
Controladora General Motors, S.A. de C.V.	Mexico	35%
General Motors Asia Pacific (Japan) Limited	Japan	35%
General Motors Automobiles Philippines Inc.	Philippines	35%
General Motors Automotive Holdings S.L.	Spain	35%
General Motors Colmotores S.A.	Colombia	27.33%
General Motors de Argentina S.r.l.	Argentina	95.39%
General Motors del Ecuador S.A.	Ecuador	35%
General Motors Inversiones Santiago Ltda.	Chile	35%
General Motors Israel	Israel	35%
GM AutoWorld Korea Co., Ltd.	South Korea	35%
General Motors of Canada Limited	Canada	35%
General Motors Powertrain (Thailand) Limited	Thailand	34.9996%
General Motors Southeast Asia Operations Limited	Thailand	34.994%
General Motors Taiwan Ltd.	Taiwan	35%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

COMPANY PURSUANT TO THE FREEDOM OF INFORMATION ACT

General Motors Uruguay S.A.	Uruguay	35%
Holden New Zealand Ltd.	New Zealand	35%
Omnibus BB Transportes S.A.	Ecuador	11.09%
P.T. GM Indonesia	Indonesia	35%